Exhibit 10.80

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

JOINT VENTURE CONTRACT

for the Establishment of

UNIVERSAL COMMUNICATION TECHNOLOGY

(HANGZHOU) COMPANY LIMITED

by and among

UTSTARCOM TELECOM CO., LTD.,

MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.

and

MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD.

Table of Content

Chapter 1.	General Provisions
Chapter 2.	Definitions
Chapter 3.	Joint Venture Parties
Chapter 4.	Establishment of the Company
Chapter 5.	Purpose and Business Scope
Chapter 6.	Total Amount of Investment & Registered Capital
Chapter 7.	Representation & Warranty
Chapter 8.	Responsibilities of Parties
Chapter 9.	Board of Directors
Chapter 10.	Business Management Organization
Chapter 11.	Labor Management
Chapter 12.	Tax, Financial Affairs and Accounting
Chapter 13.	Confidentiality
Chapter 14.	Profit Distribution
Chapter 15.	Insurance
Chapter 16.	Equipment and Materials
Chapter 17.	Sale of Products
Chapter 18.	Duration of the Company
Chapter 19.	Dissolution of the Company
Chapter 20.	Liquidation and Disposal of Assets
Chapter 21.	Liabilities for Breach of Contract; Indemnities
Chapter 22.	Force Majeure
Chapter 23.	Intellectual Property
Chapter 24.	Applicable Law
Chapter 25.	Settlement of Disputes
Chapter 26.	Language
Chapter 27.	Notice
Chapter 28.	Trademark
Chapter 29.	Effectiveness of Contract and Miscellaneous

Chapter 1              GENERAL PROVISIONS

Article 1

THIS JOINT VENTURE CONTRACT (hereinafter referred to as the “Contract”) is signed in on the fifth day of July in 2002 in Yokohama, Japan, in accordance with the Law of the People’s Republic of China on Chinese-Foreign Equity Joint Ventures (the “Joint Venture Law”) and other applicable Chinese laws, by and among UTStarcom Telecom Co., Ltd. (hereinafter referred to as “Party A”, or “UTS”), Matsushita Electric Industrial Co., Ltd. (hereinafter referred to as “Party B”, or “MEI”) and Matsushita Communication Industrial Co., Ltd. (hereinafter referred to as “Party C”, or “MCI”).  The Parties hereto agree to jointly invest to establish a sino-foreign equity joint venture company in Hangzhou, Zhejiang Province of the People’s Republic of China based on the principles of equality and mutual benefit in accordance with the terms and conditions set forth below.

Chapter 2              DEFINITIONS

Article 2

For purposes of this Contract, except as otherwise expressly provided or unless the content clearly indicates a contrary intent, the following terms shall have the meanings set forth below:

“Affiliate” of a Party means any corporation, partnership, joint venture or other entity or natural person controlling, controlled by, or under common control with, such Party, excluding the Company; a person or entity shall be deemed to “control” another person or entity if the former possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the latter, through ownership of majority voting securities.

“Articles of Association” shall mean, the Articles of Association of the Company as executed by the Parties hereto and amended thereafter from time to time.

“Board of Directors” shall mean the board of directors of the Company.

“Company” shall mean “Universal Communication Technology (Hangzhou) Company Limited” in English and [Chinese Characters] in Chinese, the joint venture company formed by the Parties pursuant to the Joint Venture Law, other applicable laws and regulations of the PRC and this Contract.

“Contract”, unless otherwise indicated, shall mean this contract, including appendixes.

“Party” and “Parties” shall mean each and all of Party A, Party B and Party C.

“PRC law(s)” shall mean the national and local laws, regulations and rules of the PRC.

“RMB” shall mean the legal currency of China.

“Trademark” and “Business name” shall mean the trademark and/or business name of the Party A to be licensed to the Company.

“US Dollars” or “US$” shall mean the legal currency of the United States of America.

Chapter 3              JOINT VENTURE PARTIES

Article 3

The Parties to this Contract are as follows:

UTStarcom Telecom Co., Ltd., registered in Hangzhou, People’s Republic of China, with its legal address at 2,3 Yile Industrial Park, 129# Wen Yi Road, Hangzhou, China

Legal representative:	Name: Ying Wu
Position: Chairman
Nationality: Chinese

Matsushita Electric Industrial Co., Ltd., registered in 1006 Kadoma, Kadoma-shi, Osaka 571-8501, Japan.

Legal representative:	Name: Kunio Nakamura
Position: President
Nationality: Japanese

Matsushita Communication Industrial Co., Ltd., registered in 4-3-1 Tsunashima-higashi, Kohoku-Ku, Yokohama, 223-8939, Japan.

Legal representative:	Name: Yasuo Katsura
Position: President
Nationality: Japanese

Chapter 4              ESTABLISHMENT OF THE COMPANY

Article 4

The Parties hereto agree to set up a Sino-foreign joint venture company in accordance with the Joint Venture Law and other applicable PRC laws and this Contract.  This Contract shall become effective on the day on which the approval of this Contract by the examination and approval authority be obtained.

Article 5

The name of the Company shall be Universal Communication Technology (Hangzhou) Company Limited in English and [Chinese Characters] in Chinese.  The legal address of the Company shall be 3 Yile Industrial Park, 129# Wen Yi Road, Hangzhou, China.

Article 6

The activities of the Company shall be governed by and comply with PRC laws.

Article 7

The Company shall be a limited liability company under the laws of the PRC.  The liability of the Parties for the losses, risks, liabilities and any other obligations whatsoever of the Company shall be limited and in proportion to the subscribed amount of their respective contributions to the registered capital of the Company.  No Party shall have any liability to the Company or to any third Party in connection with the activities of the Company either jointly or severally other than the requirement to make such contribution, unless otherwise agreed to in writing by the Parties.  In no event shall any Party be responsible for any losses, risks, liabilities or obligations whatsoever resulting from any act of the other Parties.

Article 8

The production plan covering the period from the signature of this Contract to commencement of production by the Company shall be in compliance with those plan confirmed by the Parties upon signature of this Contract by the Parties.  Each Party shall be responsible for carrying out its obligation as assigned in accordance with such production plan.

Chapter 5              PURPOSE AND BUSINESS SCOPE

Article 9

9.1                                 The purpose of establishment of the Company is to cause the Company to engage in the business described in Article 9.2 hereof on the principles of maximizing the profit.

9.2                                 The business scope of the Company shall be design and development, manufacturing, sales, repair service of communication products such as [***] (hereinafter referred to as “Products”).

Chapter 6              TOTAL AMOUNT OF INVESTMENT AND

REGISTERED CAPITAL

Article 10

The total amount of investment of the Company shall be [***].

Article 11

The registered capital of the Company shall be [***] US Dollars [***].  Party A’s contribution to the registered capital of the Company shall be RMB in cash which is equivalent to [***] which accounts for [***] of the total registered capital of the Company.  Party B’s contribution to the registered capital of the Company shall be [***] in cash, which accounts for [***] of the total registered capital of the Company.  Party C’s contribution to the registered capital of the Company shall be [***] in cash, which accounts for [***] of the total registered capital of the Company.

Article 12

The Parties hereto shall respectively make all of their contributions to the registered capital of the Company within [***] following the issuance of the business license of the Company.

Article 13

After the Parties have made their respective contributions in accordance with the foregoing provision, the Company shall, on the basis of a capital contribution verification report issued by an accounting firm registered in the PRC and retained by the Company, issue an investment certificate to each Party.  Such investment certificate shall specify the name of the Company, the date of the establishment of the Company, the name of the Party and the capital investment contributed thereby, the dates of each contribution, and the date of the investment certificate.

Article 14

The balance between the total amount of investment and registered capital of the Company may, pursuant to the decision of the Board of Directors in accordance with the business needs of the Company, be raised by the Company through loans from domestic and/or foreign financial institutions.

Article 15

The Company may increase and reduce its registered capital subject to any necessary approval of the examination and approval authority.  In case of any increase of the registered capital, each Party shall have the right to subscribe to the amount of such additional capital in accordance with its respective proportional equity interest at the time.  If any Party does not subscribe to the amount of additional capital in accordance with its proportional equity interest at the time, the other Parties may subscribe to it, in which event appropriate adjustments shall be made to the ratio of the equity interest of the Parties.

Article 16

16.1                           Except for transfer of any part of its equity interest from Party C to Party B, no Party may transfer, sell, assign, give or otherwise dispose of all or any part of its equity interest in the Company without the express prior written consent of the other Parties, the approval of the Board of Directors, and the approval of the original examination and approval authority.

In the event a Party intends to assign and transfer all or part of its equity interest to any of its Affiliates, however, the other Parties shall grant its consent.

16.2                           The equity interest owned by each Party shall be free and clear of any and all encumbrances, security and/or liens of any nature whatsoever.

16.3                           The transfer of its equity interest by the Party shall become effective upon the approval by the original examination and approval authority after the resolution of the Board of Directors and, signature of the agreement for the transfer of equity interest.

16.4                           When one Party to the Company assigns, or transfers all or part of its equity interest (hereinafter referred to as “Proposing Party”), the other Parties shall have pre-emptive right to purchase such equity interest.  If such pre-emptive right is not exercised within the [***] day period, the Proposing Party shall have the right, exercisable after the expiry of the [***] day period or the receipt of the offer to purchase portion of the equity interest from the other Parties as the case may be, to transfer the equity interest to the third Party at the price, determined based on the latest audited financial statements and on terms and conditions not more favorable to such third Party than those proposed by the Proposing Party for the exercise of pre-emptive rights.

16.5                           Upon any transfer by a Party of all or any part of its equity interest in the Company, the transferring Party shall surrender to the Company for cancellation its investment certificates issued by the Company, and the Company shall issue a new investment certificate to the transferee, if necessary.

16.6                           After the approval of the original examination and approval authority of any increase or reduction of the registered capital of the Company or of any transfer of any Party’s interest in the Company, procedures for registration shall be handled by the Company with the relevant department of administration of industry and commerce.

Chapter 7              REPRESENTATION AND WARRANTY

Article 17

17.1                           Party A hereby represents and warrants that:

i.                                          Party A is a limited liability company duly established, valid and existing in good standing as a legal person in accordance with PRC laws.

ii.                                       Party A has all requisite power and authority and all necessary licenses and permits to execute and perform this Contract, all of the Appendixes attached hereto, the Articles of Associations, and any agreement and documents referred to in this Contract to which it is a Party and will be bound by the terms and conditions therein.  The execution, delivery and performance of this Contract by Party A will not violate any provisions of PRC laws.

iii.                                    Party A’s representative, whose signature is affixed to this Contract, has been fully authorized to execute this Contract pursuant to a valid power of attorney.

iv.                                   Party A’s execution, and performance of this Contract, the Articles of Association and any other agreements and documents contemplated hereafter will not violate any of its constitution documents, its any other agreement or obligation, or any currently effective PRC law that may be applicable to any aspect of the transactions contemplated hereafter.

17.2                           Party B and Party C hereby represent that:

i.                                          Party B and Party C are limited liability companies duly incorporated and valid existing in good standing under the laws of Japan.

ii.                                       Party B and Party C have all requisite power and authority and all necessary licenses and permits to execute and perform this Contract, all of the Appendixes attached hereto, the Articles of Associations, and any agreement and documents referred to in this Contract to which it is a Party and will be bound by the terms and conditions therein.

iii.                                    Representatives of Party B and Party C, whose signatures are affixed to this Contract, have been fully authorized to execute this Contract pursuant to a valid power of attorney.

iv.                                   Execution, and performance of this Contract, the Articles of Association and any other agreements and documents contemplated hereafter by Party B and Party C will not violate any of its constitution documents, its any other agreement or obligation, or any currently effective law, regulation or decree of its jurisdiction of organization or incorporation that may be applicable to any aspect of the transactions contemplated hereafter.

Chapter 8              RESPONSIBILITIES OF PARTIES

Article 18

18.1                           Party A, Party B and Party C shall respectively be responsible for the following duties and obligations:

i.                                          Making timely contribution in full to the registered capital pursuant to Articles 12 herein.

ii.                                       Assisting each other in obtaining necessary approval and registration from the Chinese authorities.

iii.                                    Assisting the Company in obtaining availability of foreign currency in the PRC and loans from financial institutions in the PRC, in purchasing or leasing of parts and office equipment, in applying for supplies of fuel, water, electricity, gas and for telephone, telegraph, facsimile, telex and other communication facilities, and any other necessary for the Purpose of this Agreement.

iv.                                   For the proper operation of the JV, each party hereto agrees to order the members of the Board of Directors it assigns to the JV to reach, after the establishment of the JV, a resolution of the Board of Directors to duly execute the agreements attached hereto as Appendix I (MCI Technical License Agreement), Appendix II (UTS Technical

License Agreement), Appendix III (Equipment Purchase Agreement) and Appendix IV (Personnel Assignment Agreement).

v.                                      Licensing or caused to be licensed to the Company, pursuant to the terms and conditions of the Technical License Agreement.

vi.                                   For Party B, entering into Personnel Assignment; and for Party C, Equipment Purchase Agreement and Personnel Assignment Agreement.

18.2                           Any expense arising out of the period from the signature of this Contact by all Parties to the commencement of the production of the Products shall be appropriated for start-up expenses of the Company to the extent agreed by the Parties.  Any expense firstly owed by the Party(s) prior to the signature of this Contract by all Parties and to be appropriated for start-up expenses shall be appropriated for start-up expense after written consent of all Parties.

Chapter 9              BOARD OF DIRECTORS

Article 19

The Company shall establish a Board of Directors.  The date of issuance of the Company business license shall be the date of the establishment of the Board of Directors of the Company.

Article 20

The Board of Directors shall be composed of [***] members including the chairman, of which [***] shall be appointed by Party A, [***] shall be appointed by Party B and the [***] by Party C.  The chairman of the Board of Directors (hereinafter referred to as the “Chairman”) shall be appointed by [***].

Article 21

The term of office for the directors and the Chairman shall be [***]; the term of office for the directors may be renewed by the appointing Party.  Each Party may, by giving [***] of prior written notice to the other Parties, remove at any time any director whom it has appointed.  If a director is removed during his term of office, the director succeeding him shall serve for the remaining term of office of such former director.

Article 22

The Chairman shall be the legal representative of the Company.  Should the Chairman be unable to perform his responsibilities for some reasons, he/she may authorize any other director to represent the Company temporarily.

Article 23

23.1                           The Board of Directors shall be the highest authority of the Company and shall have the right to make decisions on all major and important matters of the Company.

23.2                           Resolutions involving the following matters shall require the unanimous approval of the directors present, including any proxies at a duly convened meeting of Board of Directors:

i.                                          any amendment or modification of the Articles of Association.

ii.                                       increase, assignment or deduction of registered capital and the adjustment of each Party’s contribution to the registered capital’s ratio.

iii.                                    merger of the Company with any other economic organization.

iv.                                   termination, dissolution or liquidation of the Company.

23.3                           Resolutions involving the following matters shall require an affirmative vote of at least four fifths (4/5) of the directors present, including any proxies at a duly convened meeting of Board of Directors:

i.                                          issuance of any guarantees for the payment obligations of any person or entity or the making of any other financing arrangements.

ii.                                       approval of an individual loan transaction or aggregate loan transactions on behalf Company.

iii.                                    approval of capital expenditures or capital commitments with a value exceeding [***].

iv.                                   assignment, transfer, sale, lease or other disposition of any business or assets of the Company with a value exceeding [***] or the taking over or acquisition of any business or assets of any other person or entity with a value exceeding [***].

v.                                      mortgage, pledge or granting of a security interest or other types of liens in any building, factory, office space or other fixed assets or capital equipment of the Company with a value exceeding [***].

vi.                                   addition of items to or change of the scope of business of the Company:

vii.                                establishment of any subsidiaries or related legal persons, including but not limited to representative offices, branch offices and/or subsidiaries.

viii.                             reorganization of the management organization of the Company.

ix.                                     appointment, suspension and dismissal of the general manager, deputy general manager, chief financial officer as well as his/her scope of authority.

x.                                        formulation of annual operating plan and marketing policies of the Company.

xi.                                     formulation of pricing policy for Products

xii.                                  distribution of profits of the Company

xiii.                               execution of any contracts with a performance term of greater than [***] or involving individually or in the aggregate more than [***].

xiv.                              licensing of technology or know-how to or from any third party.

xv.                                 approval of remuneration and benefits of the general manager, deputy general manager, and chief financial officer.

xv.                                 approval of the annual business plan and annual budget of the Company

xvii.                           approval of the annual auditing report of the Company.

xviii.                        approval of any insurance to be carried by the Company.

xix.                                determination of the Company’s employment plans, employee salary plans, pensions, fringe benefits and bonus plan.

xx.                                   contribution, use or expenditure of the general reserve fund, the bonus  and welfare fund and the enterprise expansion fund to be established under the PRC laws.

xxi.                                establishment or change of the accounting system of the Company, or appointment or dismissal of Company independent financial accountants or legal counsel.

xxii.                             other matters submitted to the Board of Directors.

Article 24

24.1                           The Board of Directors shall meet at least once each year.  The First meeting of Board of Directors shall be held within thirty (30) days from the date of the issuance of the business license of the Company.  The Chairman shall set the agenda of meetings of Board of Directors and shall be responsible for convening and presiding over meetings of the Board of Directors.

24.2                           The Chairman shall call a special or interim meeting of the Board of Directors under a request of at least two (2) directors specifying the matters to be discussed, and shall notify all directors in writing of the agenda .

24.3                           The Chairman shall notify each director in writing of the time, date, place and agenda of any meeting of Board of Directors thirty (30) days prior to a regular meeting and twenty (20) days prior to a special or interim meeting.  However, upon the request of at least three fifths (3/5) of all the directors, any special or interim meeting of the Board of Directors may be held without going through such advance notification procedure, but reasonable time and writing notice shall be given to all the directors for their attending.

24.4                           Unless otherwise agreed to by the Board of Directors, all meetings of the Board of Directors shall be held at the Company’s legal address.

24.5                           Meetings of the Board of Directors may be held by telephone or other electronic audio means such that all persons participating in the meeting are able to hear, be heard and communicate with each other at all times, and participation by a director or his proxy in a meeting by such means shall constitute presence of such director or his proxy in person at the meeting.

24.6                           Any action to be taken at any meeting of the Board of Directors may be taken without a meeting of Board of Directors if all directors consent to such action in writing, and such written consent shall be filed in the minute book.

24.7                           If the Chairman gets sick or injured and becomes unable to preside over regular meeting of Board of Directors, another director specifically authorized by the Chairman shall call upon the aforesaid meeting and take over the rights and powers of the Chairman.

24.8                           Any director who is unable to attend a meeting of Board of Directors for any reason may appoint a proxy in writing, to attend and vote on his/her behalf.  The proxy shall have the same rights and powers as the director who entrusted him.

24.9                           Majority of the Board of Directors shall be present in person or by proxy at any meetings of the Board of Directors to form a quorum.

24.10                     Detailed minutes shall be made for each meeting of the Board of Directors and be signed by all directors and proxies present at the meeting.  The minutes shall be written in both Chinese and English, but only the English text shall be authentic and have legal force.  Minutes shall be kept by the Company during its term of existence and be made freely available to all directors and each Party at any time.

24.11                     The traveling expenses, accommodation and other costs and expenses directly incurred by a director or a proxy in performing its duties as a director of the Company shall be borne by the Company.

24.12                     Meetings of the Board of Directors shall proceed in accordance with the agenda determined pursuant to the provisions herein, and each matter on the agenda shall be discussed appropriately and, if necessary, put to a decision by way of resolutions.  Any resolutions made at a meeting conducted by telephone or other means of communication shall be confirmed in writing by all the persons participating in the meeting no later than seven (7) days after the meeting and filed in the minute books of the Company.

24.13                     All information discussed at meetings of the Board of Directors shall be treated as confidential and shall not be disclosed to any third Party other than Parties without the approval of the Board of Directors, unless otherwise required by law.

Chapter 10            BUSINESS MANAGEMENT ORGANIZATION

Article 25

The Company shall establish a management office under the Board of Directors to be responsible for the daily operation and management of the Company.  The management office shall have one (1) general manager and one (1) deputy general manager.  The general manager shall be nominated by Party A and appointed by the Board of Directors, while the deputy general manager shall be nominated by Party C and appointed by the Board of Directors.  The deputy general manager shall assist the general manager in the daily operation and management of the Company, and the general manager and the deputy general manager shall jointly organize and lead the daily operation and the management of the Company.  The Company may set up various departments to be responsible for such matters as technology, manufacturing, finance, customer services, and administration.

Article 26

The management office shall directly report to the Board of Directors, and shall carry out the decisions of the Board of Directors, and shall organize and lead the daily operation and management of the Company.  The specific rights and powers of the management office are prescribed below:

(a)                                  implement this Contract and its appendixes, the Articles of Association and the resolutions made by the Board of Directors.

(b)                                 formulate the annual operating plan and submit to the Board of Directors for review and approval.

(c)                                  organize and manage the daily operation of the Company.

(d)                                 submit regularly to the Board of Directors written reports on the revenue and expenses of the Company.

(e)                                  formulate and implement the rules and regulations on the operation and management of the Company.

(f)                                    appoint and dismiss the department managers

(g)                                 determine the specific duties and responsibilities of the deputy general manager and the department managers.

(h)                                 determine the employment and dismissal of employees other than those to be determined by the Board of Directors, the policies regarding rewards and punishment, promotion and salaries of employees and personnel training programs.

(i)                                     approve capital expenditures or capital commitments or such commitment in the aggregate of less than [***] in any fiscal year.

(j)                                     formulation of marketing policies of the Company subject to approval of the Board of Directors.

(k)                                  establishment of policies and procedures for the management of the Company and change of the structure of the management organization of the Company subject to approval of the Board of Directors.

(l)                                     formulation of the Company’s employment plans, employee salary plans, pensions, fringe benefits, and bonus plans subject to approval of the Board of Directors.

(m)                               Formulation of contribution, use or expenditure of the general reserve fund, the bonus and welfare fund and the enterprise expansion fund to be established in accordance with PRC law, subject to approval of the Board of Directors.

(n)                                 approval of any insurance to be carried by the Company, subject to approval of the Board of Directors.

(o)                                 refer matters of importance to the Company to the Board of Directors for its consideration.

(p)                                 handle other matters within the scope of authorization granted by the Board of Directors.

Article 27

The term of office of the general manager and the deputy general manager shall be [***] and their term of office may be renewed by the Board of Directors if they are continuously nominated and recommended by the nominating and recommending Party.

Chapter 11            LABOUR MANAGEMENT

Article 28

The recruitment and employment of employees of the Company shall be made in accordance with the provisions of the Contract and the guidelines adopted by the Board of Directors and based on the merits of the candidates and shall be supervised and approved by the general manager, subject to the consultation of the deputy general manager.  However, the Company shall accept employees dispatched by Party A, Party B or Party C as long as necessary for the purpose of this Contract in accordance with Personnel Assignment Agreement attached hereto as Appendix IV for Party C.  Dispatched employees from Party A, Party B and Party C (except the general manager, the deputy general manager, chief financial officer and deputy department manager of design and development department) shall be decided by the General Manager based on business needs.

Article 29

The Company shall sign labor contracts with its employees, which contracts shall cover dismissal and resignation, wages, insurance, welfare benefits, rewards, disciplines, penalties and other matters, in accordance with applicable PRC laws.

Article 30

30.1                           Without the consent of the general manager subject to the consultation of the deputy general manager, no employees of the Company except those dispatched by either Party B or Party C, shall maintain any employment relationship, whether contractual or otherwise, with any third Party during their employment with the Company.  In the event any such employee is found to be maintaining an employment relationship with any third party, the Company shall have the right to terminate the employment of such employee at any time without any liability.

30.2                           All personnel of the Company shall be subject to confidentiality obligations concerning information obtained from the Company and all Parties and shall be strictly forbidden from disclosing any of such information to any third Party without the prior authorization and approval of the general manager and the deputy general manager.

Chapter 12            TAX, FINANCIAL AFFAIRS AND ACCOUNTING

Article 31

The Company shall pay taxes and make proper withholding of income taxes from payments made to its employees in accordance with the requirements of PRC laws.

Article 32

The Company shall establish a financial and accounting system in accordance with PRC laws and this Contract.  Such financial and accounting system and any major change thereof shall be subject to the approval of the Board of Directors.

Article 33

The fiscal year of the Company shall coincide with the calendar year, i.e. from January 1 to December 31 of each year.  The first fiscal year shall begin from the date of the establishment of the Company and end on December 31 of that year and the last fiscal year shall end on the date of the dissolution of the Company.

Article 34

34.1                           The accounting of the Company shall be subject to the International Uniform Regime of Rights and Liabilities and the International Uniform Accounting System of Debit and Credit.  All accounting records, vouchers, books and statements of the Company shall be made and kept in both Chinese and English.  All financial statements and reports of the Company shall be made and kept in both Chinese and English.

34.2                           Any Party may, at its own expense and at any time, appoint an accountant for its own audit (the “Accountant”), who may be either an accountant registered abroad or registered in the PRC.  Auditing results by the Accountant shall not be deemed as an official report issued by the Company, provided, however, that the Company shall fully cooperate with the Accountant in its auditing and provided, further, that the auditing results by the Accountant shall be properly reflected to the Company, to the extent permitted by applicable laws and regulations.

Article 35

The Company shall have its account denominated in RMB, but may, if necessary, also adopt US Dollars or other foreign currencies as supplementary bookkeeping currencies.  Where RMB is converted to other currencies, the conversion coefficient shall [***].

Article 36

Allocations for reserve funds and enterprise expansion funds of the Company and bonuses and welfare funds for staff and workers shall be set aside in accordance with applicable laws.  The annual proportion of allocations shall be decided by the Board of Directors according to the financial conditions of the Company and applicable PRC laws.  The target annual proportion of allocations shall be [***] subject to changes, of after-tax profit as determined in Article 45.1.

Article 37

The Company shall open RMB and foreign currency accounts with banks registered in China in accordance with PRC laws.  The foreign exchange matters of the Company shall be handled in accordance with the provisions of the PRC foreign exchange laws.

Article 38

The Company shall pay the reasonable costs of preparing regular financial statements as may be needed by Party A, Party B or Party C.

Chapter 13            CONFIDENTIALITY

Article 39

Each Party shall maintain the secrecy and confidentiality of and not disclose to any third person or party, directly or indirectly, any proprietary information or any secret or confidential information which is disclosed by the Company or the other Parties, except where the information properly comes into public domain.

Article 40

The Parties hereto shall cause their directors, senior staff and other employees to comply with the confidentiality obligations set forth in Article 39.

Article 41

Without the approval of the Board of Directors, the Company shall not disclose proprietary information concerning the Company to any persons or entities except to Party A, Party B and Party C during the valid term of this Contract (excluding information which is required to be reported to officials or departments of the Chinese government), unless such information is already in the public domain.  For business purpose, the Company may disclose proprietary information to any third Party company under a non-disclosure agreement with this third Party company.

Article 42

This Chapter shall survive for ten (10) years after the expiration or termination of this Contract and the termination or dissolution of the Company.

Article 43

Both Parties to this Contract shall cause their appointed directors to the Company to require the Company personnel to execute appropriate contracts or agreements to maintain the secrecy of proprietary and confidential information of the Company.

Article 44

The Party Breaching the obligations of confidentiality shall be liable for damages suffered by the other Parties.

Chapter 14            PROFIT DISTRIBUTION

Article 45

The Company shall distribute profits to the Parties as follows:

45.1                           Within [***] from the end of each fiscal year, the Board of Directors shall determine the amount of after-tax profit of the Company to be reserved for production and operation and the amount of profits to be distributed to the Parties [***].  Distribution of profits to the Parties B and C shall be made in Japanese Yen.

45.2                           Losses from previous years must be made up before any profits from the current year shall be distributed to the Parties.  The undistributed profits of the past year(s) may be distributed together with this years’ profits.

Chapter 15            INSURANCE

Article 46

Insurance of the Company against all risks shall be from the insurance companies registered within China.  The cover, amount, period, etc of the insurance shall be proposed by the general manager and the deputy general manager in accordance with the needs of the Company, subject to approval by the Board of Directors.

Chapter 16            EQUIPMENT AND MATERIALS

Article 47

The Company shall purchase equipment from Party A, Party B, Party C and any third Party in accordance with Equipment Purchase Agreement attached hereto as Appendix III for purchase from Party C.  Other equipment, materials and parts of the Products necessary for the operation and business of the Company shall be procured in or outside the PRC in accordance with the operation plan and the business plan authorized by the Board of Directors.

Party A shall assist the Company in procuring equipment and parts and materials necessary for the Products in PRC by introducing sellers, negotiation for purchase agreements for such equipment and parts and materials.

Chapter 17            SALE OF PRODUCTS

Article 48

The sale of Products shall be in accordance with the business operation authorized by the Board of Directors.

Chapter 18            DURATION OF THE COMPANY

Article 49

The duration of the Company shall be [***] commencing from the date on which the business license of the Company is issued.  An application for the extension of duration, proposed by one Party and unanimously approved by the Board of Directors, shall be submitted to the examination and approval authority six months prior to the expiration date of the term of the Company.

Chapter 19            DISSOLUTION OF THE COMPANY

Article 50

50.1                           The Company shall be dissolved and this Contract shall be terminated in case any of the following situations or accidents occurs

i.                                          the term of this Contract expires and is not extended.

ii.                                       any Party delays to perform its obligations to contribute in full its subscription of the registered capital pursuant to this Contract and fails to perform the said obligations within [***] commencing from the date specified in this Contract.

iii.                                    the Company does not generate, as reported by its audited financial statements, a net profit for [***] after consultation, the Parties fail to agree on how to improve satisfactorily the financial situation of the Company.

iv.                                   due to an event of force majeure as stipulated herein, the Company is unable to continue to carry out operations for [***] consecutive days from the day the event of force majeure occurs and the Parties fail to agree on how to improve the situation.

v.                                      the Company is ordered to close in accordance with PRC laws because of serious violations of PRC laws.

vi.                                   the operation and business as approved by the relevant departments of Chinese government are prohibited or significantly restricted by any government authority.

50.2                           In the event any of the conditions set forth in (ii) above occurs, any non-breaching Party shall have the right to unilaterally apply to the examination and approval authority to terminate this Contract and dissolve the Company.

50.3                           In the event any of the conditions set forth in any of (iii) through (vi) above occurs, either Party shall have the right to notify the other Parties in writing and request that this Contract be terminated and the Company be dissolved.  Upon such request, the Board of Directors shall within thirty (30) days of such written request, adopt resolutions for such termination, and the Company shall apply to the relevant PRC authorities for approval of such termination and dissolution.  Each Party shall cause the directors it has appointed to vote in favor of such termination resolutions.

50.4                           In case of termination of this Contract, the following agreements shall terminate forthwith.

Appendix I:           Technical License Agreement by MCI

Appendix II:          Technical License Agreement by UTS

Appendix III:         Equipment Purchase Agreement

Appendix IV:         Personnel Assignment Agreement

Chapter 20            LIQUIDATION AND DISPOSAL OF ASSETS

Article 51

The Company shall carry out liquidation in a timely manner in accordance with PRC laws upon expiration or termination of this Contract and dissolution of the Company in accordance with the provisions herein.

Article 52

The Company shall organize a liquidation committee in accordance with the resolutions of the Board of Directors and formulate rules for the disposition of properties in accordance with applicable laws.  In the event of the dissolution described in Article 50 hereof, upon payment of the obligations of the Company, the remaining assets shall be distributed in accordance with [***].

Chapter 21            LIABILITIES FOR BREACH OF CONTRACT;

Article 53

Failure by any Party to make the full capital contributions subscribed for pursuant to this Contract shall be liable for breach of this Contract.  In such event the breaching Party shall pay to the non–breaching Party an amount equal to [***] of its unpaid contribution per day from the first month after the time limit.

Article 54

Any Party who otherwise breaches this Contract shall be liable to the other Parties for all losses suffered by the other Parties as a result of such breach.  Should all or part of this Contract be unable to be performed owing to the fault of one Party hereto, the Party at fault shall be liable to the other Parties for losses thus caused to such other Parties.

Article 55

Notwithstanding any contrary provision in this Contract, except any breach of obligations stated in Chapter 13, neither Party A, Party B nor Party C shall be liable to the other, or to the Company, for any indirect, special or consequential damages, as may be based upon any legal theory whatsoever.

Chapter 22            FORCE MAJEURE

Article 56

“Force Majeure” shall mean all events which are beyond the control of the Parties to this Contract and which are unforeseen or if foreseen are unavoidable and which arise after the date of execution of this Contract and which prevent total or partial performance by either Party.  Force Majeure may include but is not limited to explosions, fires, floods, earthquakes and other natural disasters, acts of war or civil disturbances, acts of any government in its sovereign capacity, sabotage, condemnation or expropriation.

Article 57

In the event of an Force Majeure, the Party whose performance is hindered or is absolutely impossible shall notify the other Parties by most expedient means without delay and within [***] thereafter provide to the other Parties written report detailing the events.  The Party experiencing the Force Majeure event shall exercise all reasonable endeavors to terminate the Force Majeure condition and to minimize all loss to the Company and to the other Parties.  Parties shall then, through consultation, decide whether or not to terminate or postpone the performance of this Contract or to exempt the part of obligations of the prevented Party according to the effects of the event on the performance of this Contract.

Article 58

If the Company is unable to operate or this Contract is impossible to be performed due to an event of Force Majeure, the obligations of the Parties hereto (except obligations pertaining to Chapters 6 and 13) shall be suspended during the period of delay caused by the Force Majeure and shall automatically be extended, without penalty, for a period equal to such suspension.

Chapter 23            INTELLECTUAL PROPERTY

Article 59

The Parties shall cause the Company to enter into the Technical License Agreements with Party C and Party A respectively.  The Parties agree the following:

(a)                                  Party A will grant to the Company a [***] right to use technology regarding [***] in accordance with Technical License Agreement by UTS attached hereto as Appendix 11;

(b)                                 Party C will grant to the Company, a [***] right to use technology regarding [***] in accordance with Technical License Agreement by MCI attached hereto as Appendix I;

(c)                                  Any patents, patent applications, copyrights, trade secrets, mask works, industrial design rights, know-how, design processes, techniques and methodologies and any and all other legal rights protecting intangible confidential information (collectively “IPR”) developed by the Company shall be jointly owned by the Company, Party A and Party C in equal share, if such IPR derives from, based on or in connection with the LICENSED TECHNOLOGY, except that any IPR relating to [***] shall be jointly owned by the Company and Party C and that any IPR relating to [***] shall be jointly owned by the Company and Party A;

(d)                                 Each joint owner of IPR set forth in above section (c) shall be free to practice and use such jointly owned IPR on non-exclusive basis without accounting to and royalty-free to the other party.  UTS and MCI may sublicense such jointly owned IPR to its subsidiaries, affiliates, parent company or any direct or indirect subsidiary of parent company, without the consent of the other joint owners.

Article 60

In case of termination of this Contract or dissolution of the Company, IPR owned by the Company (in case the Company owns certain portion hereof, such portion) shall be transferred to Party C, for IPR relating to [***] to Party A, for IPR relating to [***], and to Party A and Party C in proportion to the share of ownership, for any other IPR.  The transfer price shall be determined upon agreement between the Company and such Parties.

Chapter 24            APPLICABLE LAW

Article 61

It is mutually understood that this is a contract for which the entering, effects, construction, performance and resolution of disputes are all subject to PRC laws.

Chapter 25            SETTLEMENT OF DISPUTES

Article 62

62.1                           In the event a dispute arises out of or in connection with the interpretation or implementation of this Contract, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations.

62.2                           If the dispute is not resolved through friendly consultations within sixty (60) days after the commencement of discussions, or such longer period as the Parties agree in writing at that time, then notwithstanding any other provision of this Contract, any Party may submit the dispute for arbitration.

62.3                           Any disputes initiated by Party A, arising out of or in connection with this Contract shall be finally settled by an arbitration in Tokyo, Japan by the Japan Commercial Arbitration Association (“JCAA”) in accordance with JCAA’s arbitration rules in effect at the time of arbitration.  Any disputes initiated by Party B or Party C, arising out of or in connection with this Contract shall be finally settled by an arbitration in Shanghai, PRC by the China International Economic and Trade Arbitration Commission (“CIETAC”) in accordance with CIETAC’s arbitration rules in effect at the time of arbitration.  The award rendered by the arbitrators shall be final and binding upon the Parties.  The Parties hereto agree to honor such award.  Any competent court may enforce such award.  All arbitration costs, including costs, for the enforcement of any arbitration award, shall be borne by the losing Party.

62.4                           The Parties agree that during the arbitration proceedings, they shall continue to observe and perform this Contract except for the provisions subject to or involved in arbitration.

Chapter 26            LANGUAGE

Article 63

This Contract shall be signed in the Chinese language in six (6) originals and in the English language in six (6) originals.  Both language versions shall be equally authentic.  Each Party shall retain one (1) of each original English and Chinese copies, and the remaining originals shall be submitted to the related authorities for approval.

Chapter 27            NOTICE

Article 64

Notices or other communications required to be given to any Party pursuant to this Contract shall be written in English and delivered in person or sent by mail, courier or facsimile to the address of the Party set forth below, or to such other addresses as may from time to time be designated by the Party through notification to the other Parties, and if to the Company, delivered to its legal address as in effect from time to time.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

i.                                          Notices delivered by person shall be deemed as being effectively given on the date of personal delivery.

ii.                                       Notices delivered by mail shall be deemed as being effectively given on the seventh day after the date mailed (as indicated by the postmark) by registered airmail, postage prepaid, or on the fourth day after delivery to any internationally recognized courier service.

iii.                                    Notices delivered by facsimile shall be deemed as being effectively given on the first business day following the date of transmission, as indicated on the transmission confirmation slip of the document in question.

Party A:	UTStarcom Telecom Co., Ltd.

Address: 3, Yile Industrial Park, 129 Wenyi Road,

Hangzhou, PRC

Zip Code: 310012

Attention: Mr. Johnny Chou, General Manager

Telephone: (86571)-8886-2336

Facsimile: (86571)-8886-2349

Party B:		Matsushita Electric Industrial Co., Ltd.

Address: 2-1-61, Shiromi, Chuo-ku, Osaka, Japan

Zip Code: 540-6255

	Attention:	Mr. Etsuto Okamoto, General Manager of

Accounting & Business Support Group,

Corporate Management Division for China &

Northeast Asia

Telephone: (816)-6937-7253

Facsimile: (816)-6937-7249

Party C:		Matsushita Communication Industrial Co., Ltd.

Address: 4-3-1 Tsunashima-higashi, Kohoku-ku, Yokohama,

Japan

Zip Code: 223-8639

Attention: Mr. Nobuyoshi Itoh, Director of

Mobile Network Division

Telephone: (8145)-540-5250

Facsimile: (8145)-544-3620

Chapter 28            TRADEMARK

Article 65

The Company shall manufacture Products to be sold in the PRC under the Trademark and Business name to be licensed to the Company by Party A or the customer.  For Products to be sold outside the PRC, Parties shall discuss to determine trademark and business name of the Products.

Chapter 29            EFFECTIVENESS OF CONTRACT AND MISCELLANEOUS

Article 66

All appendices (Appendix I: Technical License Agreement by MCI, Appendix II: Technical License Agreement by UTS, Appendix III: Equipment Purchase Agreement, Appendix IV: Personnel Assignment Agreement) to this Contract shall be integral parts hereof.  This Contract and any appendices hereto shall become effective and come into force from the date of their approval by the examination and approval authority.

Article 67

Any amendment to this Contract shall come into force only by written agreement duly executed by the Parties hereto and approved by the original examination and approval authority.

Article 68

A Party that in a particular situation waives its rights in respect of a breach of contract by another Party shall not be deemed to have waived its rights against the other Parties for a similar breach of contract in other situations.

Article 69

This Contract constitutes the complete and exclusive agreement between the Parties on the establishment of the Company, and this Contract supersedes all previous oral or written agreements, contracts, undertakings and communications of the Parties with respect of the establishment of the Company.

Article 70

Chapters 7, 13, 20, 21, 23, 24, 25 and 28 shall survive the termination of the Contract until they are fulfilled.

IN WITNESS WHEREOF, the Parties hereto caused their authorized representatives to execute this Agreement on the date first above written.

UTStarcom Telecom Co., Ltd.

By:	/s/ Johnny Chou
Name:	Johnny Chou
Position:	General Manager

		Witnessed by:	/s/ Hong Liang Lu
		Name:	Hong Liang Lu
		Position:	President & CEO
UTStarcom, Inc.

Matsushita Electric Industrial Co., Ltd.

By:	/s/ Yukio Shohtoku
Name:	Yukio Shohtoku
Position:	Managing Director

Matsushita Communication Industrial Co., Ltd.

By:	/s/ Yasuo Katsura
Name:	Yasuo Katsura
Position:	President

Appendix I

Technical License Agreement

between

Universal Communication Technology (Hangzhou)

Company Limited

and

Matsushita Communication Industrial Co., Ltd.

THIS AGREEMENT, dated as of __________, is made and entered into by and between Universal Communication Technology (Hangzhou) Company Limited ( hereinafter referred to as “JV”) , and Matsushita Communication Industrial Co., Ltd. ( hereinafter referred to as “MCI”)

WITNESSETH

WHEREAS, MCI owns technologies with respect to [***] (hereinafter referred to as [***]) as a part of infrastructure of the advanced mobile terminal communications; and

WHEREAS, JV desires to acquire licenses to utilize MCI’s technical information and know-how so that JV may develop and manufacture [***] and

WHEREAS, MCI is willing to grant such licenses to JV

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereto agree as follows:

Article 1                DEFINITIONS

For purpose of this Agreement, and in addition to certain terms defined on first use herein and in any attachments and exhibits attached hereto, the following terms shall have the following meanings.

1.1                                 “LICENSED TECHNOLOGY” shall mean the following items, as specifically described in Attachment I hereto:

                [***]

1.2                                 “TECHNICAL INFORMATION” shall mean certain MCI technical information, circuit diagram , data, formulas, knowledge, processes and/or know-how developed or acquired by MCI during the term hereof relating to the LICENSED TECHNOLOGY.

1.3                                 “SELLING PRICE” shall mean the price on the JV’s sales invoice to customers for the portion of PRODUCTS , including hardware and software.

1.4                                 “CONFIDENTIAL INFORMATION” shall mean (1) TECHNICAL INFORMATION (2) all ideas and information of any kind, including, without limitation, technology, know-how, technical data, products, software, works of authorship, business plans or any other aspect of MCI’s business, in written, other tangible or electronic form provided by MCI to JV (3) software in any form (including, without limitation, related documentation), whether or not labeled in accordance with the preceding; and (4) information orally disclosed and identified as confidential at the time of such disclosure.  Confidential Information shall not, however, include any information that (a) lawfully in the JV’s possession, with no restriction on use or disclosure, prior to its acquisition from MCI (b) received in good faith by JV, with no restrictions on use or disclosure, from a third Party not subject to any confidential obligation to MCI (c) now or later becomes publicly known through no breach of confidential obligation by JV (d) independently developed by JV without any reliance on or use of CONFIDENTIAL INFORMATION of the disclosing party.  The foregoing exceptions shall not apply to software in any form.

1.5                                 “EFFECTIVE DATE” shall mean the date on which this Agreement is duly executed by both parties hereto.

1.6                                 “PRODUCTS” shall mean [***].

Article 2                GRANT OF LICENSES

MCI hereby grants for the term of this Agreement to JV [***] right and license to utilize LICENSED TECHNOLOGY only for the purpose of development, manufacture and sale of the PRODUCTS within the territory of [***].  The rights granted under this Article does not include rights under patents, utility models and designs held or to be held by MCI.

Article 3                LICENSE FEE

In consideration of the license set forth in Article 2 above, JV shall pay MCI a royalty of [***] of SELLING PRICE of the PRODUCT which are manufactured by JV.

Article 4                PAYMENTS, REPORTS, RECORDS AND TAX

4.1                                 The royalty set forth in Section 3.1 above shall be computed and paid to MCI by JV within [***] after the end of each quarter ending on March 31st, June 30th, September 30th, and December 31st.

4.2                                 JV shall, at the time of each payment of the royalty under Section 4.1 above, furnish to MCI a royalty report in suitable form prepared by chief financial officer of JV, which shall describe sales quantity, type number and gross SELLING PRICE, any deduction from and/or adjustment to the gross SELLING PRICE.  JV shall, within [***] after the end of each calendar year, also furnish to MCI a royalty compliance report certified by an outside certified public accountant, for the period of the year.

4.3                                 Payment hereunder shall be made [***].  However, income taxes or taxes of similar nature imposed on by the Government of PRC or any other political subdivision thereof and paid by JV for the account of MCI shall be [***].  To assist [***], JV shall furnish MCI with such evidence as may be required by taxing authorities of the Government of Japan to establish that any such taxes have been paid.

4.4                                 If JV fails to make any payment stipulated in this Agreement within the time specified herein, JV shall pay an interest of [***] per year on the unpaid balance payable from the due date until fully paid.

4.5                                 Any payment from JV to MCI hereunder shall be made by means of telegraphic transfer remittance in U.S. Dollars, at selling rate of exchange [***] to the bank account of as designated by MCI, and notice of the payment shall be sent by JV to MCI’s address set forth below:

Article 5                ACCOUNTING AND AUDIT

With respect to the royalty set forth in Article 3 above, JV shall keep full, clear and accurate records and accounts for PRODUCTS subject to royalty for a period of [***].  MCI shall have the right through a person(s) appointed by MCI to audit, not more than [***] in each calendar year and during normal business hours, all such records and accounts to the extent necessary to verify that no underpayment has made by JV hereunder.  Such audit shall be conducted at MCI’s own expense, provided that if any discrepancy or error exceeding [***] of the money actually due is found through the audit, the cost of the audit shall be born by JV.

Article 6                MAINTENANCE OF QUALITY & SAFETY STANDARDS

6.1                                 JV hereby agrees to strictly comply with quality standards of the PRODUCTS in manufacturing the PRODUCTS hereunder.  At the request of MCI, JV agrees to submit to MCI its quality control and inspection data for MCI’s inspection.  JV shall reimburse to MCI in Japanese Yen or United States Dollars the actual expenses of inspection or test of such PRODUCTS.  MCI shall give JV pertinent advice or instruction, if MCI deems necessary after studying such reports of quality control and inspection data, with which advice or instruction JV shall always and strictly comply.

6.2                                 In case JV purchase components or materials of the PRODUCTS in PRC, JV shall check duality of such components or materials so that such components or materials may not harm duality standards of the PRODUCTS.  If such components or materials are found to be defective or insufficient, JV shall procure substituting components or materials.

6.3                                 JV further agrees to promptly furnish MCI with information in connection with claims, if any, from customers of the PRODUCTS, their nature and disposition thereof by JV, and MCI will give JV pertinent advice after checking the information so furnished hereunder.  The preceding provision shall not be interpreted to obligate MCI to be responsible for any such claims.

6.4                                 Manufacture and sale, use or other disposition of the PRODUCTS as well as duality guarantee to customers, responsibility for product liability, advertising and servicing of the PRODUCTS, obtaining approval(s) for the PRODUCTS pursuant to any standard, legal or otherwise applicable to the PRODUCTS shall be made by JV entirely at JV’s own account and responsibility, and MCI, its parent company, subsidiaries and/or affiliates shall not be responsible therefor to JV or any third party.  JV shall indemnify MCI (or its parent company, subsidiaries) for and hold MCI (or its parent company, subsidiaries) harmless from any liabilities, damages and costs and expenses arising out of or in connection with Ws operations.

Article 7                TRAINING

MCI shall provide JV necessary training only for the purpose of using LICENSED TECHNOLOGY at location and/or on a date to be determined by MCI.  MCI has the sole discretion to determine the duration and program of such necessary training.  The cost of such training shall be determined later.  [***].

Article 8                TERM AND TERMINATION

8.1                                 This Agreement shall become effective on EFFECTIVE DATE and shall , continue until terminated pursuant to Article 8.2 or 8.3 below.

8.2                                 In event of a breach of this Agreement by JV hereto, and if such breach is not corrected [***] after written notice complaining thereof is received by JV, MCI may terminate this Agreement forthwith by written notice to that effect to JV.

8.3                                 MCI shall also have the right to terminate this Agreement forthwith by giving written notice of termination to JV at any time, upon or after:

(a)                                  the termination or expiration of the Joint Venture Contract by and between UTStarcom Telecom Co., Ltd., Matsushita Electric Industrial Co., Ltd, and MCI;

(b)                                 the making by JV of any assignment for the benefit of creditors;

(c)                                  the institution of any proceedings for the liquidation or winding up of JV’s business or for the termination of its corporate charter;

(d)                                 the assignment to third Party of all or substantially all of the assets of JV;

(e)                                  important change in controlling ownership of JV; or

(f)                                    any activity or assistance by JV of challenging the validity of any LICENSED TECHNOLOGY or restricting the scope thereof.

8.4                                 In the event of expiration or termination of this Agreement by MCI pursuant to Article 8.2 or 8.3 above, the licenses granted hereunder to JV shall automatically terminate when JV receives or deems to receives such termination notice hereunder, except those in stock.  JV shall pay the amount of the royalty accrued on or before the date of termination within [***] thereafter.

8.5                                 Upon expiration or termination of this’ Agreement, JV shall immediately return LICENSED TECHNOLOGY to MCI.

Article 9                IMPROVEMENT OF LICENSED TECHNOLOGY

Any new intellectual property rights (hereinafter referred to as “IPR”) derived from, based on or in connection with the LICENSED TECHNOLOGY shall be owned jointly by MCI and JV in equal share, if such IPR is for or related to [***], and derived from, based on, or in connection with the LICENSED TECHNOLOGY of MCI.  Each Party shall be free to practice and use such jointly owned IPR on non-exclusive basis without accounting to and royalty-free to the other party.  However, licenses to third parties may be granted only upon the other party’s prior consent, which may not be unreasonably withheld, except that MCI may sublicense such jointly owned IPR to its subsidiaries, affiliates, the parent company or the subsidiaries and the affiliates of the parent company, without the consent of the other joint owners.

Article 10             CONFIDENTIAL INFORMATION

10.1                           Restrictions.  JV understands that LICENSED TECHNOLOGY, and TECHNICAL INFORMATION provided from MCI to JV for the purpose of this Agreement is the CONFIDENTIAL INFORMATION of MCI and any unauthorized disclosure of CONFIDENTIAL INFORMATION causes unrepairable harm to MCI, and MCI shall have the right to take all necessary proceedings to prevent and restrain such unauthorized disclosure Further, JV shall not disclose CONFIDENTIAL INFORMATION to any third Party and shall not use CONFIDENTIAL INFORMATION for any other purposes than authorized under this Agreement.  JV shall instruct all of employees of JV who engage in work under this Agreement that they shall keep CONFIDENTIAL INFORMATION confidential regardless of whether their relationship with JV is terminated at some future time.

10.2                           Continuing Obligation.  The obligation of nondisclosure and nonuse with respect to Confidential Information of the disclosing Party shall survive the expiration or termination of this Agreement

Article 11             LIMITATION OF LIABILITY

[***] neither party be entitled to recover from the other Party any incidental, consequential, indirect, special damages (including, without limitation, damages for loss of business, loss of profits or loss of use), whether based on contract, tort (including, without limitation, negligence), or any other cause of action relating to intellectual property rights assigned or licensed hereunder or confidential information, or otherwise relating to this Agreement, even if the other Party has been informed of or should have known the possibility of such damages.

Article 12             REPRESENTATIONS AND WARRANTIES

12.1                           OWNERSHIP.  MCI has the full power and right to enter into this Agreement.

12.2                           NO ENCUMBRANCE.  To the best of MCI’s knowledge, the MCI rights in relation to the LICENSED TECHNOLOGY hereunder are free and clear of any and all encumbrances and /or liens of any nature whatsoever, other than those identified by MCI pursuant to this Agreement, and other than non-exclusive licenses granted by MCI to others to use the MCI rights.

12.3                           NO CONFLICTS.  To the best of MCI’s knowledge, MCI’s performance of this Agreement does not conflict with any other agreement to which MCI is bound and, while performing this Agreement, MCI will not knowingly enter into any other agreement in conflict with this Agreement or which would impair the ability of MCI to perform this Agreement.

12.4                           NO HARMFUL CODE.  In the event that any of the LICENSED TECHNOLOGY and TECHNICAL INFORMATION are software or include software of any type, to the best of MCI’s knowledge, to be free of any known viruses and or known bugs.

12.5                           LIMITATION OF WARRANTIES.  Except as stated above, MCI disclaims all warranties, either express or implied, with respect to the LICENSED TECHNOLOGY and

                                                TECHNICAL INFORMATION,, including but not limited to the implied warranties of merchantability and fitness for a particular purpose..

Article 13             GENERAL

13.1                           Notice.  Any written notice either Party may give the other concerning the subject matter of this Agreement shall be in writing and given or made by means that obtain a written acknowledgment of receipt.  Notices shall be sent to the parties at the following addresses, which maybe changed by written notice:

To MCI:

Address:4-3-1 Tsunashima-higashi, Kohoku-ku, Yokohama,

Japan

Zip Code:223-8639

Attention: Mr. Nobuyoshi Itoh, Director of

Mobile Network Division

Telephone: (8145)-540-5250

Facsimile: (8145)-544-3620

To JV:

Address:3, Yile Industrial Park, 129 Wenyi Road, Hangzhou,

PRC

Zip Code:310012

Attention: Mr. John Yang, General Manager

Telephone: (86571)-8886-2336

Facsimile: (86571)-8886-2349

Notice shall be deemed to have been given or made when actually received, as evidenced by written acknowledgment of receipt.

13.2                           Any disputes initiated by JV, arising out of or in connection with this Agreement shall be finally settled by an arbitration in Tokyo, Japan by the Japan Commercial Arbitration

                                                Association (“JCAA’) in accordance with JCAA’s arbitration rules in effect at the time of arbitration.  Any disputes initiated by MCI, arising out of or in connection with this Agreement shall be finally settled by an arbitration in Shanghai, PRC by the China International Economic and Trade Arbitration Commission (“CIETAC”) in accordance with CIETAC’s arbitration rules in effect at the time of arbitration.  The award rendered by the arbitrators shall be final and binding upon the Parties.  The Parties hereto agree to honor such award.  Any competent court may enforce such award.  All arbitration costs, including costs for the enforcement of any arbitration award, shall be borne by the losing Party.

13.3                           Compliance.  MCI and JV shall each comply with the provisions of all applicable laws, ordinances, regulations and codes (including, without limitation, procurement of required permits or certificates) in fulfillment of their obligations under this Agreement.  All Intellectual Property Rights held by either Party are subject to PRC export and import technology control regulations.  Each Party undertakes that it shall neither export, nor cause nor permit to be exported, without the other party’s prior written consent and without compliance with applicable law and regulation.  Each Party agrees to comply with all applicable laws and regulations relating to the exportation of technical information, as they currently exist and as they may be amended from time to time.

13.4                           Assignment, Subcontracting.  Neither this Agreement nor any rights or obligations hereunder shall be assignable or subcontracted by JV without MCI’s prior written consent.  ; Any attempted or purported assignment in violation of the foregoing shall be void.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each Party hereto.

13.5                           Waiver of Terms and Conditions.  Failure to enforce any of the terms or conditions of this Agreement shall not constitute a waiver of any such terms or conditions, or of any other terms or conditions.

13.6                           Severability.  Where any provision of this Agreement is declared invalid, illegal, void or unenforceable, or any changes or modifications are required by regulatory or judicial action, and any such invalid, illegal, void or unenforceable provision, or such change or modification, substantially affects any material obligation of a Party hereto, the remaining provisions of this Agreement shall remain in effect and the parties shall mutually agree upon a course of action with respect to such invalid provision or such change or modification to the end that the purposes of this Agreement are carried out.

13.7                           Governing Law.  This Agreement, and the rights and obligations contained in it, shall be governed by and construed in accordance with the laws of PRC, without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction.

13.8                           No Unreasonable Delay or Withholding.  Where agreement, approval, acceptance, consent or similar action by MCI or JV is required, such action shall not be unreasonably delayed or withheld.

13.9                           Force Majeure.  If performance of any obligations by either Party under this Agreement is prevented, restricted or interfered with by reason of acts of God, wars, revolution, civil commotion, acts of public enemy, embargo, acts of government in its sovereign capacity, labor difficulties, including, without limitation, strikes, slowdowns, picketing or boycotts, communication line failures, power failures, or any other circumstances beyond the reasonable control and not involving any fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis during the continuance of such prevention, restriction or interference (and the other Party shall likewise be excused, on a day-to-day basis during the same period, from performance of its obligations which are dependent upon or affected by such nonperformance); provided, however, that the Party so affected shall use its best reasonable efforts to avoid or remove such causes of nonperformance and both parties shall proceed immediately with the performance of their obligations under this Agreement whenever such causes are removed or cease.

13.10                     Entire Agreement.  This Agreement represents the entire understanding between the parties with the respect to its provisions and cancels and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter.  This Agreement may only be modified or amended by an instrument in writing signed by duly authorized representatives of the parties.  This Agreement shall be deemed to include all attachments and exhibits, if any attached hereto.

13.11                     This Agreement is made in Chinese and English, each Party retaining one copy.  Both Chinese and English versions are equally authentic.

IN WITNESS WHEREOF, the Parties hereto cause their authorized representatives to execute this Agreement on the date first above written.

Universal Communication Technology (Hangzhou) Company Limited.

Name:
Position:

Matsushita Communication Industrial Co., Ltd.

Name:
Position:

Attachment I

The detail of LICENSED TECHNOLOGY shall be as follows:

[***]

Appendix II

Technical License Agreement

by and between

Universal Communication Technology (Hangzhou)

Company Limited.,

and

UTStarcom Telecom Co., Ltd.

THIS AGREEMENT, dated as of ________ is made and entered into by and between Universal Communication Technology (Hangzhou) Company Limited (hereinafter referred to as “JV”), and UTStarcom Telecom Co., Ltd. ( hereinafter referred to as “UTS”)

WITNESSETH

WHEREAS, UTS owns technologies with respect to [***] (hereinafter referred to as [***]) as a part of infrastructure of the advanced mobile communications; and

WHEREAS, JV desires to acquire licenses to utilize UTS’s technical information and know-how so that JV may develop and manufacture [***] and

WHEREAS, UTS is willing to grant such licenses to JV.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereto agree as follows:

Article 1                DEFINITIONS

For purpose of this Agreement, and in addition to certain terms defined on first use herein and in any attachments and exhibits attached hereto, the following terms shall have the following meanings.

1.1                                 “LICENSED TECHNOLOGY” shall mean the following items, as specifically described in Attachment I hereto:

                [***]

1.2                                 “TECHNICAL INFORMATION” shall mean certain UTS any and all technical information, circuit diagram, data, formulas, knowledge, processes and/or know-how developed or acquired by UTS during the term hereof relating to the LICENSED TECHNOLOGY

1.3                                 “SELLING PRICE” shall mean the price on the JV’s sales invoice to customers for the portion of PRODUCTS, including hardware and software.

1.4                                 “CONFIDENTIAL INFORMATION” shall mean (1) TECHNICAL INFORMATION (2) all ideas and information of any kind, including, without limitation, technology, know-how, technical data, products, software, works of authorship, business plans or any other aspect of UTS’s business, in written, other tangible or electronic form provided by UTS to JV (3) software in any form (including, without limitation, related documentation), whether or not labeled in accordance with the preceding; and (4) information orally disclosed and identified as confidential at the time of such disclosure .  Confidential Information shall not, `however, include any information that (a) lawfully in the JV’s possession, with no restriction on use or disclosure, prior to its acquisition from UTS (b) received in good faith by JV with no restrictions on use or disclosure, from a third Party not subject to any confidential obligation to UTS (c) now or later becomes publicly known through no breach of confidential obligation by JV (d) independently developed by JV without any reliance on or use of CONFIDENTIAL INFORMATION of the disclosing party.  The foregoing exceptions shall not apply to software in any form.

1.5                                 “EFFECTIVE DATE” shall mean the date on which this Agreement is duly executed by both parties hereto.

1.6                                 “PRODUCTS” shall mean [***].

Article 2                GRANT OF LICENSES

UTS hereby grants for the term of this Agreement to JV a [***] right and license to utilize LICENSED TECHNOLOGY only for the purpose of development, manufacture and sale of the PRODUCTS within the territory of [***].  The rights granted under this Article does not include rights under patents, utility models and designs held or to be held by UTS.

Article 3                LICENSE FEE

In consideration of the license set forth in Article 2 above, JV shall pay UTS, a royalty of [***] of SELLING PRICE of the PRODUCT which are manufactured by JV.

Article 4                PAYMENTS, REPORTS, RECORDS AND TAX

4.1                                 The royalty set forth in Section 3.1 above shall be computed and paid to UTS by JV within [***] after the end of each quarter ending on March 31st, June 30th, September 30th, and December 31st.

4.2                                 JV shall, at the time of each payment of the royalty under Section 4.1 above, furnish to UTS a royalty report in suitable form prepared by chief financial officer of JV, which shall describe sales quantity, type number and gross SELLING PRICE, any deduction from and/or adjustment to the gross SELLING PRICE.  JV shall, within [***] after the end of each calendar year, also furnish to UTS a royalty compliance report certified by an outside certified public accountant, for the period of the year.

4.3                                 Payment hereunder shall be made [***].

4.4                                 If JV fails to make any payment stipulated in this Agreement within the time specified herein, JV shall pay an interest of [***] per year on the unpaid balance payable from the due date until fully paid.

4.5                                 Any payment from JV to UTS hereunder shall be made by means of telegraphic transfer remittance in U.S. Dollars, at selling rate of exchange [***] to the bank account of as designated by UTS, and notice of the payment shall be sent by JV to UTS’s address set forth below:

Article 5                ACCOUNTING AND AUDIT

With respect to the royalty set forth in Article 3 above, JV shall keep full, clear and accurate records and accounts for PRODUCTS subject to royalty for a period of [***].  UTS shall have the right through a person(s) appointed by UTS to audit, not more than [***] in each calendar year and during normal business hours, all such records and accounts to the extent necessary to verify that no underpayment has made by JV hereunder.  Such audit shall be conducted at UTS’s own expense, provided that if any discrepancy or error exceeding [***] of the money actually due is found through the audit, the cost of the audit shall be born by JV.

Article 6                MAINTENANCE OF QUALITY & SAFETY STANDARDS

6.1                                 JV hereby agrees to strictly comply with quality standards of the PRODUCTS in manufacturing the PRODUCTS hereunder.  At the request of UTS, JV agrees to submit to UTS its quality control and inspection data for UTS inspection.  JV shall reimburse to UTS in Chinese currency the actual expenses of inspection or test of such PRODUCTS.  UTS shall give JV pertinent advice or instruction, if UTS deems necessary after studying such reports of quality control and inspection data, with which advice or instruction JV shall always and strictly comply.

6.2                                 In case JV purchase components or materials of the PRODUCTS in PRC, JV shall check quality of such components or materials so that such components or materials may not harm quality standards of the PRODUCTS.  If such components or materials are found to be defective or insufficient, JV shall procure substituting components or materials.

6.3                                 JV further agrees to promptly furnish UTS with information in connection with claims, if any, from customers of the PRODUCTS, their nature and disposition thereof by JV, and UTS will give JV pertinent advice after checking the information so furnished hereunder.  The preceding provision shall not be interpreted to obligate UTS to be responsible for any such claims.

6.4                                 Manufacture and sale, use or other disposition of the PRODUCTS as well as quality guarantee to customers, responsibility for product liability, advertising and servicing of the PRODUCTS, obtaining approval(s) for the PRODUCTS pursuant to any standard, legal or otherwise applicable to the PRODUCTS shall be made by JV entirely at JV’s own account and responsibility, and UTS, its parent company, subsidiaries and/or affiliates shall not be responsible therefor to JV or any third party.  JV shall indemnify UTS (or its parent company, subsidiaries) for and hold UTS (or its parent company, subsidiaries) harmless from any liabilities, damages and costs and expenses arising out of or in connection with JV’s operations.

Article 7                TRAINING

UTS shall provide JV necessary training only for the purpose of using LICENSED TECHNOLOGY at location and/or on a date to be determined by UTS.  UTS has the sole discretion to determine the duration and program of such necessary training.  The cost of such training shall be determined later.  [***].

Article 8                TERM AND TERMINATION

8.1                                 This Agreement shall become effective on EFFECTIVE DATE and shall continue until terminated pursuant to Article 8.2 or 8.3 below.

8.2                                 In event of a breach of this Agreement by JV hereto, and if such breach is not corrected within [***] after written notice complaining thereof is received by JV, UTS may terminate this Agreement forthwith by written notice to that effect to JV.

8.3                                 UTS shall also have the right to terminate this Agreement forthwith by giving written notice of termination to JV at any time, upon or after:

(a)                                  the termination or expiration of the Joint Venture Contract by and between Matsushita Communications Industrial Co., Ltd., Matsushita Electric Industrial Co., Ltd, and UTS

(b)                                 the making by JV of any assignment for the benefit of creditors;

(c)                                  the institution of any proceedings for the liquidation or winding up of JV’s business or for the termination of its corporate charter;

(d)                                 the assignment to third Party of all or substantially all of the assets of JV;

(e)                                  important change in controlling ownership of JV; or

(f)                                    any activity or assistance by JV of challenging the validity of any LICENSED TECHNOLOGY or restricting the scope thereof.

8.4                                 In the event of expiration or termination of this Agreement by UTS pursuant to Article 8.2 or 8.3 above, the licenses granted hereunder to JV shall automatically terminate when JV receives or deems to receives such termination notice hereunder, except those in stock.  JV shall pay the amount of the royalty accrued on or before the date of termination within [***] days thereafter.

8.5                                 Upon expiration or termination of this Agreement, JV shall immediately return LICENSED TECHNOLOGY to UTS.

Article 9                IMPROVEMENT OF LICENSED TECHNOLOGY

Any new intellectual property rights (hereinafter referred to as “IPR”) derived from, based on or in connection with the LICENSED TECHNOLOGY shall be owned jointly by UTS and JV in equal share, if such IPR is for or related to [***], and derived from, based on, or in connection with the LICENSED TECHNOLOGY of UTS.  Each Party shall be free to practice and use such jointly owned IPR on non-exclusive basis without accounting to and royalty-free to the other party.  However, licenses to third parties may be granted only upon the other party’s prior consent, which may not be unreasonably withheld, except that UTS may sublicense such jointly owned IPR to its subsidiaries, affiliates, the parent company or the subsidiaries and the affiliates of the parent company, without the consent of the other joint owners.

Article 10             CONFIDENTIAL INFORMATION

10.1                           Restrictions.  JV understands that LICENSED TECHNOLOGY, and TECHNICAL INFORMATION provided from UTS to JV for the purpose of this Agreement is the CONFIDENTIAL INFORMATION of UTS and any unauthorized disclosure of CONFIDENTIAL INFORMATION causes unrepairable harm to UTS, and UTS shall have the right to take all necessary proceedings to prevent and restrain such unauthorized disclosure.  Further, JV shall not disclose CONFIDENTIAL INFORMATION’ to any third Party and shall not use CONFIDENTIAL INFORMATION for any other purposes than authorized under this Agreement.  JV shall instruct all of employees of JV who engage in work under this Agreement that they shall keep CONFIDENTIAL INFORMATION confidential regardless of whether their relationship with JV is terminated at some future time.

10.2                           Continuing Obligation.  The obligation of nondisclosure and nonuse with respect to Confidential Information of the disclosing Party shall survive the expiration or termination of this Agreement.

Article 11             LIMITATION OF LIABILITY

[***] neither Party Be entitled to recover from the other Party any incidental, consequential, indirect, special damages (including, without limitation, damages for loss of business, loss of profits or loss of use), whether based on contract, toil (including, without limitation, negligence), or any other cause of action relating to intellectual property rights assigned or licensed hereunder or confidential information, or otherwise relating to this Agreement, even if the other Party has been informed of or should have known the possibility of such damages.

Article 12             REPRESENTATIONS AND WARRANTIES

12.1                           OWNERSHIP.  UTS has the full power and right to enter into this Agreement.

12.2                           NO ENCUMBRANCE.  To the best of UTS’s knowledge, the UTS rights in relation to the LICENSED TECHNOLOGY hereunder are free and clear of any and all encumbrances and /or liens of any nature whatsoever, other than those identified by UTS pursuant to this Agreement, and other than non-exclusive licenses granted by UTS to others to use the UTS rights.

12.3                           NO CONFLICTS.  To the best of UTS’s knowledge, UTS’s performance of this Agreement does not conflict with any other agreement to which UTS is bound and, while performing this Agreement, UTS will not knowingly enter into any other agreement in conflict with this Agreement or which would impair the ability of UTS to perform this Agreement.

12.4                           NO HARMFUL CODE.  In the event that any of the LICENSED TECHNOLOGY and TECHNICAL INFORMATION are software or include software of any type, to the best of UTS’s knowledge, to be free of any known viruses and or known bugs.

12.5                           LIMITATION OF WARRANTIES.  Except as stated above, UTS disclaims all warranties, either express or implied, with respect to the LICENSED TECHNOLOGY and

                                                TECHNICAL INFORMATION, including but not limited to the implied warranties of merchantability and fitness for a particular purpose.

Article 13             GENERAL

13.1                           Notice.  Any written notice either Party may give the other concerning the subject matter of this Agreement shall be in writing and given or made by means that obtain a written acknowledgment of receipt.  Notices shall be sent to the parties at the following addresses, which may be changed by written notice:

To UTS:

Address:2,3, Yile Industrial Park, 129 Wenyi Road, Hangzhou, PRC

Zip Code:310012

Attention: Mr. Johnny Chou, General Manager

Telephone:(86571)-8886-2336

Facsimile:(86571)-8886-2349

To JV:

Address:3, Yile Industrial Park, 129 Wenyi Road, Hangzhou, PRC

Zip Code:310012

Attention: Mr. John Yang, General Manager

Telephone:(86571)-8886-2336

Facsimile: (86571)-8886-2349

Notice shall be deemed to have been given or made when actually received, as evidenced by written acknowledgment of receipt.

13.2                           The parties hereto shall use their best efforts to resolve by mutual agreement any disputes, controversies or differences which may arise from, under, out of or in connection with this Agreement.  If any such disputes, controversies or differences can not be settled between the parties hereto, they shall be finally submitted to China International Economic and Trade Arbitration Commission for arbitration.  The award rendered by the arbitrators shall be final and binding upon the parties hereto.

13.3                           Compliance.  UTS and JV shall each comply with the provisions of all applicable laws, ordinances, regulations and codes (including, without limitation, procurement of required permits or certificates) in fulfillment of their obligations under this Agreement.  All Intellectual Property Rights held by either Party are subject to PRC export and import technology control regulations.  Each Party undertakes that it shall neither export, nor cause nor permit to be exported, without the other party’s prior written consent and without compliance with applicable law and regulation.  Each Party agrees to comply with all applicable laws and regulations relating to the exportation of technical information, as they currently exist and as they may be amended from time to time.

13.4                           Assignment, Subcontracting.  Neither this Agreement nor any rights or obligations hereunder shall be assignable or subcontracted by JV without UTS’s prior written consent.  Any attempted or purported assignment in violation of the foregoing shall be void.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each Party hereto.

13.5                           Waiver of Terms and Conditions.  Failure to enforce any of the terms or conditions of this Agreement shall not constitute a waiver of any such terms or conditions, or of any other terms or conditions.

13.6                           Severability.  Where any provision of this Agreement is declared invalid, illegal, void or unenforceable, or any changes or modifications are required by regulatory or judicial action, and any such invalid, illegal, void or unenforceable provision, or such change or modification, substantially affects any material obligation of a Party hereto, the remaining provisions of this Agreement shall remain in effect and the parties shall mutually agree upon a course of action with respect to such invalid provision or such change or modification to the end that the purposes of this Agreement are carried out.

13.7                           Governing Law.  This Agreement, and the rights and obligations contained in it, shall be governed by and construed in accordance with the laws of PRC, without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction.

13.8                           No Unreasonable Delay or Withholding.  Where agreement, approval, acceptance, consent or similar action by UTS or JV is required, such action shall not be unreasonably delayed or withheld.

13.9                           Force Majeure.  1f performance of any obligations by either Party under this Agreement is prevented, restricted or interfered with by reason of acts of God, wars, revolution, civil commotion, acts of public enemy, embargo, acts of government in its sovereign capacity, labor difficulties, including, without limitation, strikes, slowdowns, picketing or boycotts, communication line failures, power failures, or any other circumstances beyond the reasonable control and not involving any fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis during the continuance of such prevention, restriction or interference (and the other Party shall likewise be excused, on a day-to-day basis during the same period, from performance of its obligations which are dependent upon or affected by such nonperformance); provided, however, that the Party so affected shall use its best reasonable efforts to avoid or remove such causes of nonperformance and both parties shall proceed immediately with the performance of their obligations under this Agreement whenever such causes are removed or cease.

13.10                     Entire Agreement.  This Agreement represents the entire understanding between the parties with the respect to its provisions and cancels and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter.  This Agreement may only be modified or amended by an instrument in writing signed by duly authorized representatives of the parties.  This Agreement shall be deemed to include all attachments and exhibits, if any attached hereto.

13.11                     This Agreement is made in Chinese and English, each Party retaining one copy.  Both Chinese and English versions are equally authentic.

IN WITNESS WHEREOF, the Parties hereto cause their authorized representatives to execute this Agreement on the date first above written:

Universal Communication Technology (Hangzhou) Company Limited.

Name:
Position:

UTStarcom Telecom Co., Ltd.

Name:
Position:

Attachment l

The detail of LICENSED TECHNOLOGY shall be as follows:

[***]

Appendix III

Equipment Purchase Agreement

by and between

Universal Communication Technology (Hangzhou)
Company Limited.,

and

Matsushita Communication Industrial Co., Ltd.

THIS AGREEMENT, dated as of ________, is made and entered into by and between Universal Communication Technology (Hangzhou) Company Limited (hereinafter referred to as “JV”), and Matsushita Communication Industrial Co., Ltd. (hereinafter referred to as “MCI”).

WITNESSETH

WHEREAS, MCI owns technologies with respect to [***] (hereinafter referred to as [***] as a part of infrastructure of the [***]; and

WHEREAS, MCI desires to sell equipment to JV and JV desires to acquire such equipment from MCI to modulate and test [***] developed and manufactured by JV, and

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereto agree as follows:

Article 1                Basic Agreement

In accordance with the terms and conditions set forth herein, MCI agrees to supply to JV the Equipment defined in Article 2 hereof and JV agrees to purchase such Equipment from the MCI.

Article 2                Equipment

2.1                                 JV desires to purchase from MCI the following equipment (hereinafter referred to as the “Equipment”) necessary for the production of BTS:

                [***]

2.2                                 The detailed list of Equipment shall be designated by MCI and attached hereto as Attachment 1 hereof.

2.3                                 Both parties may discuss otherwise to change the subject matter hereof in case of any changes in JV’s production and business.

2.4                                 Spare parts of Equipment shall be delivered from MCI to JV together with the Equipment contemplated in this Agreement.  The detailed list of the spare parts shall be determined later.

2.5                                 Due to the necessity of the production and operation of JV’s plant, the Equipment shall include new products as well as second-hand products that have been used in MCI’s plan or that are procured otherwise.

2.6                                 Any machine, instruments and related goods consisting of the Equipment may be procured [***].  Such machine, instruments and related goods procured [***] shall not be included in the subject matter of this Contract as defined in Article 1 hereto.  The detail of such procurement in PRC shall be determined later.

Article 3                Orders

3.1                                 MCI shall determine the specifications of the Equipment of MCI and any other necessary conditions for the purpose of this Agreement, and submit quotation(s) to JV

3.2                                 After receipt of quotation(s), JV subject to confirmation of both general manager and deputy general manager of JV shall issue individual purchase order(s) of the Equipment (hereinafter referred to as “Individual Purchase Order”) to MCI.  Individual Purchase Order shall become effective upon acceptance by MCI, and in that event, the terms and conditions of this Agreement shall be applied to such Individual Purchase Orders.

3.3                                 Order number, model number of the Equipment, quantity, date of shipment and delivery, price and other matters necessary for the delivery of the Equipment shall be described in each Individual Purchase Order subject to the approval by the general manager.

3.4                                 As long as the Individual Purchase Order of Equipment fulfills the terms and conditions of this Agreement, or unless there is any reason justifiable to refuse, JV shall issue the Individual Purchase Order.

3.5                                 In the event of any conflict or contradiction between the terms of this Agreement and any of the Individual Purchase Orders, the terms of this Agreement shall govern and prevail.

3.6                                 The price of the Equipment shall be established in Japanese Yen or US Dollars in terms of CIF Hangzhou via Shanghai.

Article 4                Payment

JV shall, [***] before the shipment of the Equipment by MCI, open an irrevocable, unalterable and non-transferable letter of credit, issued by the bank in PRC which is internationally recognized, at sight with MCI as beneficiary, the value of which shall be [***] of the total contract value.  The letter of credit shall be payable at sight.

Article 5                Packaging

MCI may prepare packing materials (including carton box, labels and printing) for the Equipment.  The detail of packing shall be determined later.

Article 6                Loading sand Delivery Date of Equipment

6.1                                 The Equipment shall be delivered by MCI to JV in accordance with progress of localization of production in which such progress consists of phases as follows:

(1)                                  The first phase shall begin from the start of operation of JV and end by the end of [***], and subsequently, the second phase shall end by the end of [***].

(2)                                  In case of the third or fourth phases, period of each phase is [***] thereafter.

6.2                                 The delivery of Equipment for phases above shall be made upon the Acceptance of Equipment according to Article 7.1.4 subject to the adjustment based on the business needs.

Article 7                Installation, Testing Operation, Trial Production and Acceptance of Equipment

7.1                                 Definitions:

7.1.1                        “Installation” means assembling the Equipment and installing them in the plant of JV subject to the adjustment based on the business needs.

7.1.2                        “Testing Operation” means, after the Installation of Equipment, checking the operation of the Equipment under unloaded and loaded conditions and also checking whether it satisfies the performances provided in the specifications of the Equipment subject to the adjustment based on the business needs.

7.1.3                        “Trial Production” means, prior to the pre-production in the plant of JV, trial production directed by JV’s technical personnel of a testing nature by using the materials procured by JV and the Equipment which passes Testing Operation.

7.1.4                        “Acceptance” means acceptance of the delivery of Equipment of JV after going through Testing Operation and Trial Production, by checking the performances of the Equipment in accordance with the specifications of Equipment prepared at the time of quotation of the Equipment, and checking whether the Equipment properly operates in the plant of JV for production.

7.2                                 MCI shall assist JV to complete the Installation, Testing Operation, Trial Production and Acceptance of the Equipment.  If necessary, MCI shall assist JV by using the materials procured by JV for Testing Operation.

7.3                                 In case problems arise out of the procedure of Acceptance of the Equipment, both JV and MCI shall discuss with each other and determine the share of responsibilities after reviewing the cause of such problems in order to satisfactorily solve the problems and complete the procedure of Acceptance.

7.4                                 Any expenses in relation to the business trip(s) made by MCI to JV’s plant necessary for the Installation, Testing Operation, Trial Production, and Acceptance of Equipment shall be borne by JV.

Article 8                Repair Warranty

8.1                                 MCI warrants that Equipment, whether new product or not, provided by MCI meets the requirement of the performance necessary for production of the Equipment in the plant of MCI as well as JV’s plant for the period provided in Article 8.2.

8.2                                 Warranty period

8.2.1        Warranty for Equipment that is new product

During the warranty period, for defects not attributable to JV, MCI shall use its best effort to repair such defect at no cost to JV.  The warranty period shall be [***] commencing on the date of Acceptance of Equipment.

8.2.2        Warranty for Equipment that is second hand

During the warranty period, for defects not attributable to JV MCI shall use its best effort to repair such defect at no cost to JV.  The warranty period shall be [***] commencing on the date of Acceptance of Equipment.

8.3                                 After the warranty period expires, MCI shall, with its reasonable efforts, assist JV to repair or fix any breakdown in utilizing Equipment, and provide necessary parts for such repair at preferential prices to be determined by MCI.  However, all the costs in relation to dispatching engineers of MCI to JV including air fare, transportation and accommodation, shall be borne by JV.

Article 9                Technical Information

MCI shall use its best efforts to provide JV with specifications and instruction manuals in two (2) copies for each Equipment.  The methods of delivery of such specifications, manuals and instructions shall be determined by MCI.

Article 10             Technical Support

10.1                           MCI shall dispatch its engineers to JV’s plant for training engineers of JV in relation to Installation, operation and maintenance of the Equipment, in accordance with the necessity of such training.

10.2                           MCI may provide training in relation to Installation, operation and maintenance of the Equipment, in both Japan and China, at JV’s costs; including air fare, transportation and accommodation.  The training period shall be decided by both JV and MCI considering the time necessary for the JV’s engineers to independently operate Equipment for production.

10.3                           The training shall be, if provided in the plant of MCI, held by accepting JV’s engineers or if provided in the plant of JV held by dispatching MCI’s engineers.

Article 11             Modification

MCI may make any modifications and keep JV informed of the modifications and explain reasons of modifications to the specifications of the Equipment without the prior written consent of JV.

Article 12             Export Control Regulation

In the event that the Equipment and the components, parts and materials thereof are the object of export regulations of Japan, MCI use its best effort to obtain the license necessary for JV’s export of such Equipment and the components, parts and materials.  JV shall furnish, without delay, any information to MCI as requested by MCI in the event that MCI requires such information from JV for the purpose of conforming to the Foreign Exchange and Foreign Trade Control Act and the Export Trade Control Order and the Foreign Exchange Control Ordinance of Japan.

Article 13             Term

This Agreement shall become effective on the date of signature of this Agreement by both parties and shall continue until terminated pursuant to Article 14.

Article 14             Termination

This Agreement and any Individual Purchase Oder may be immediately terminated by either Party upon written notice to the other:

(1)                                  in the event of a default not attributable to Force Majeure or a breach by the other Party of any obligation of this Agreement and/or any Individual Purchase Order hereunder and the failure to cure such breach within [***]; or

(2)                                  in the event that the performance of this Agreement and/or any Individual Purchase Order by other Party is wholly suspended for a period of [***] or more, due to Force Majeure, and thereafter such suspension is not cured within [***] after notice; or

(3)                                  in the event of insolvency or ceasing its business of the other party; or

(4)                                  in the event that the other Party shall be dissolved, liquidated, declared bankrupt or has commenced proceedings relating to bankruptcy, creditor composition or reorganization of company, either voluntarily or otherwise, or any other similar event occurs in the other party.

In the event of the termination or expiration of this Agreement, any Individual Purchase Order which exists prior to such termination or expiration shall be deemed to be terminated and both parties shall not perform the respective obligations thereunder.

Article 15             Indemnity

[***]

Article 16             Confidential Information

All drawings, technical information, data, and other information, and industrial property rights in Equipment and any other equipment with related components, parts materials, supplied to JV by MCI in relation to this Agreement (hereinafter called “Information”) are the property of MCI.  JV shall keep the Information confidential and shall return all Information (including any copies thereof) to MCI when requested by MCI.

JV shall use the Information only for the purpose of this Agreement.

JV shall not allow any third party to use the Information without MCI’s prior written consent nor allow in any circumstances such third party to use the Information not for the purpose of this Agreement.

Article 17             Insurance

JV shall maintain at its own expense insurance for product liability in the reasonable amount in US Dollars or equivalents in Chinese currency for bodily injury and death liability and property damage liability.

Such insurance shall be carried during the term of this Agreement, including extension, [***].  (Coverage should cover injury or damage during the year, even though claim may be filed at a later date, up to the time limit established by the applicable statute of limitation laws.)

Article 18             Force Majeure

Neither MCI nor JV shall be liable for failure in the performance of this Agreement and/or individual purchase orders under this Agreement arising from war, sabotage, rebellion, riots, hostile activities, accident of transportation, acts of governmental or quasi-governmental authorities, regulations or restrictions imposed by law or by court action, fires, explosions, floods, storms or other catastrophes, or any other cause beyond the control of either party.

Article 19             Settlement of Disputes

19.1                           In the event a dispute arises in connection with the interpretation or implementation of this Agreement, both parties shall attempt in the first instance to resolve such dispute through friendly consultations.

19.2                           If the dispute is not resolved through friendly consultations within sixty (60) days after the commencement of discussions, or such longer period as the parties agree in writing at that time, then notwithstanding any other provision of this Agreement, any Party may submit the dispute for arbitration.

Any disputes initiated by JV, arising out of or in connection with this Agreement shall be finally settled by an arbitration in Tokyo, Japan by the Japan Commercial Arbitration Association (“JCAA”) in accordance with JCAA’s arbitration rules in effect at the time of arbitration.  Any disputes initiated by MCI, arising out of or in connection with this Agreement shall be finally settled by an arbitration in Shanghai, PRC by the China International Economic and Trade Arbitration Commission (“CIETAC”) in accordance with CIETAC’s arbitration rules in effect at the time of arbitration.  The award rendered by the arbitrators shall be final and binding upon the Parties.  The Parties hereto agree to honor such award.  Any competent court may enforce such award.  All arbitration costs, including costs for the enforcement of any arbitration award, shall be borne by the losing Party.

Article 20             Languages

This Agreement is made in Chinese and English, each Party retaining one copy.  Both Chinese and English versions are equally authentic.

Article 21             GENERAL

21.1                           Notice.  Any written notice either Party may give the other concerning the subject matter of this Agreement shall be in writing and given or made by means that obtain a written acknowledgment of receipt.  Notices shall be sent to the parties at the following addresses, which may be changed by written notice:

To MCI:

Address:4-3-1 Tsunashima-higashi, Kohoku-ku, Yokohama, Japan

Zip Code:223-8639

Attention: Mr. Nobuyoshi Itoh, Director of

Mobile Network Division

Telephone: (8145)-540-5250

Facsimile: (8145)-544-3620

To JV:

Address:3, Yile Industrial Park, 129 Wenyi Road, Hangzhou, PRC

Zip Code:310012

Attention: Mr. John Yang, General Manager

Telephone: (86571)-8886-2336

Facsimile: (86571)-8886-2349

Notice shall be deemed to have been given or made when actually received, as evidenced by written acknowledgment of receipt.

21.2                           Assignment, Subcontracting.  Neither this Agreement nor any rights or obligations hereunder shall be assignable or subcontracted by JV without MCI’s prior written consent.  Any attempted or purported assignment in violation of the foregoing shall be void.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of each party hereto.

21.3                           Waiver of Terms and Conditions.  Failure to enforce any of the terms or conditions of this Agreement shall not constitute a waiver of any such terms or conditions, or of any other terms or conditions.

21.4                           Severability.  Where any provision of this Agreement is declared invalid, illegal, void or unenforceable, or any changes or modifications are required by regulatory or judicial action, and any such invalid, illegal, void or unenforceable provision, or such change or modification, substantially affects any material obligation of a party hereto, the remaining provisions of this Agreement shall remain in effect and the parties shall mutually agree upon a course of action with respect to such invalid provision or such change or modification to the end that the purposes of this Agreement are carried out.

21.5                           Survival.  After the expiration or termination of this Agreement and any Individual Purchase Order for any reason, the provisions of Article 15, Article 16, Article 17, Article 19 and Article 21 of this Agreement shall remain in effect.

21.6                           Governing Law.  This Agreement, and the rights and obligations contained in it, shall be governed by and construed in accordance with the laws of China, without regard to any conflicts of law principles that would require tile application of the laws of any other jurisdiction.

21.7                           No Unreasonable Delay or Withholding.  Where agreement, approval, acceptance, consent or similar action by MCI or JV is required, such action shall not be unreasonably delayed or withheld.

Article 22             Entire Agreement

This Agreement represents the entire understanding between the parties with the respect to its provisions and cancels and supercedes all prior agreements or understandings, whether written or oral, with respect to the subject matter.  This Agreement may only be modified or amended by an instrument in writing signed by duly authorized representatives of the parties.  This Agreement shall be deemed to include all individual purchase orders.

IN WITNESS WHEREOF, the Parties hereto cause their authorized representatives to execute this Agreement on the date first above written.

Universal Communication Technology (Hangzhou) Company Limited.

Name:
Position:

Matsushita Communication Industrial Co., Ltd.

Name:
Position:

Appendix IV

Personnel Assignment Agreement

by and among

UNIVERSAL COMMUNICATION TECHNOLOGY
(HANGZHOU) COMPANY LIMITED,

MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.

and

MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD.

Table of Contents

General

1.	Dispatch of MATSUSHITA employees
2.	Safety
3.	Compensation
4.	The salary paid in PRC
5.	Remittance to Japan
6.	Income tax
7.	Business trip
8.	Dwelling
9.	Transportation
10.	Language Study
11.	Holidays
12.	Medical Care
13.	Other Welfares
14.	Other Expenses
15.	Modification
16.	Effectiveness
17.	Miscellaneous

Personnel Assignment Agreement

This Agreement is made as of _________, 2002, by and among UNIVERSAL COMMUNICATION TECHNOLOGY (HANGZHOU) COMPANY LIMITED (hereinafter referred to as the “JV”), MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD. and MATSUSHITA COMMUNICATION INDUSTRIAL CO., LTD. (hereinafter collectively referred to as “MATSUSHITA”)

Whereas, upon the terms and subject to conditions of this Agreement and in accordance with Article 28 of the JOINT VANTURE CONTRACT (hereinafter referred to as “JV CONTRACT”), MATSUSHITA desires to provide and dispatch their employees to the People’s Republic of China (hereinafter referred to as “PRC”) and JV desires to accept employees provided and dispatched by MATSUSHITA;

Whereas during the term of employment in JV the dispatched employee and his/her family members shall be entitled to receive the treatments and benefits contained in the “Rules on Overseas Work of MATSUSHITA Employees”;

Now, THEREFORE, Parties agree as follows:

Article 1.               Dispatch of MATSUSHITA employees

(1)          In accordance with the JV CONTRACT and the discussions among the parties of the JV MATSUSHITA shall dispatch to the JV employees competent for the posts that they shall hold in the JV for the relevant work, and those employees are referred to as “Dispatched MATSUSHITA Employee” (hereinafter referred to as “DIME”).

(2)          The term of dispatch shall be set forth in accordance with the JV CONTRACT (upon conferring with JV)

(3)          JV shall get the prior consent from MATSUSHITA before requesting DME to perform work assignments out of the scope set forth in the JV CONTRACT or Technical License Agreement attached to JV CONTRACT as Appendix II.

Article 2.               Safety

During the term of employment in the JV, DME and his/her family members shall abide by the Laws and Regulations of PRC.  JV shall do its best efforts to guarantee the safety of the DME and his/her family members.

Article 3.               Compensation

(1)          For compensations for DME during their term of employment in JV, JV shall be responsible for the salaries (including applicable taxes) to be paid in PRC and the remittance to Japan and in accordance with the agreement between JV and MATSUSHITA.

(2)          The compensation for the DME shall be counted from the date when DME receive the work assignment after arriving in PRC.  In case that such DME does not work for a full month, his/her salary shall be calculated at a daily rate, which is one thirtieth (30th) of his/her one month salary per day.

Article 4.               The salary laid in PRC

(1)          The salary of DME in PRC shall consist of the following items, and the net standard amount paid shall be subject to [***].

                [***]

(2)          The Payment of net standard amount received shall be made in U.S dollars on a monthly basis by JV and such standard amount as of September l of each year shall be submitted to the board of directors of JV.

(3)          In case of significant changes with respect to the living expenses in PRC, JV and the board of directors of JV shall have the right to alter the part of DME’s salary to be paid in PRC.

(4)          JV shall make salary payments to DME on the specified date of each month in the currency of RMB or U.S. dollar.  The exchange rate shall be [***].

(5)          During the term of dispatch, DME shall be entitled to receive the normal salary payment when he/she is out for business trips and on holidays.

(6)          JV shall guarantee to make net salary payments in accordance with the amount notified by MATSUSHITA.

Article 5.               Remittance to Japan

Of the compensations for DME, the remittance to Japan shall be requested in Japanese Yen in accordance with the amount actually paid in Japan.The requested amount, based on actual payment made by MATSUSHITA in Japan, will be billed to JV at the end of June and December of each year.  JV shall remit the required amounts to MATSUSHITA in Japanese Yen.  JV shall bear all the fees and expenses occurring in PRC and in relation to such remittance.

Article 6.               Income tax

The income tax imposed on DUE, the amount of which shall comply with the relevant tax laws and regulations of PRC, shall be borne by [***] and paid in full amount.  (the expenses associated therewith shall be included in compensations)

Article 7.               Business trip

In case that DME takes business trip (in PRE or outside PRC) for JV’s business, the transportation fee, accommodation expenses, business allowances and any cost and expenses associated with such business trips, shall be paid or reimbursed by JV in accordance with the Rules for Business Trip stipulated by JV.

Article 8.               Dwelling

(1)          JV shall provide dwelling with furniture furnished for DME to living at JV’s cost.  The furniture shall include the following:

Bed, desk, book cabinet, three sets of two sofas and a table for the living room, dinner table, cupboard, clothes closet, carpet, curtains, lighting apparatus, refrigerator, vacuum cleaner, washing machine, color TV, video (DVD) player, air-conditioner (warm and cold) and microwave oven.

(2)          The fees for electricity, water, and gas shall be paid by the dweller.  The standard of the aforementioned fees shall be calculated in accordance with that of Hangzhou City.

(3)          JV shall bear all the accommodation expenses and taxes caused by DME in four-star hotels, before JV provides him/her with dwellings.

Article 9.               Transportation

During the term of a DME working in JV, JV shall furnish gratuitously vehicles necessary for work and shall endeavor to offer transportation convenience to DME and his family members.

Article 10.            Language Training

(1)          If the general manager and the deputy general manager of JV deems it necessary for a DME to learn Chinese for work purpose, JV shall bear all fees pertinent to such employee’s training.

(2)          If it is necessary for the family of a DME to learn Chinese, [***] shall be offered to each person until one year elapses, commencing on the date of receiving training.  If Japanese is not the language used in the school, JV shall offer [***] to each person with respect to each language.  However, JV shall not bear fees for training if JV provides DME and his family with gratuitous language training.

Article 11.            Holidays

(1)          Under one of the following circumstances, DME and his/her family, after joint permission of the general manager and the deputy general manager, may enjoy a furlough back to Japan as long as [***] and [***] shall bear any traveling fees incurred for round trip and the necessary accommodation fees.

i.                                          When the DME’s wife, parents, son and/or daughter, sister and/or brother pass(es) away or falls into critical condition.

ii.                                       When a DME supposed to work in JV more than two years is preparing for marriage in Japan.

iii.                                    When the son and/or daughter of a DME is/are preparing for marriage in Japan.

iv.                                   When the sister and/or brother of a DME or his/her spouse is/are preparing for marriage.

(2)          The DME and his/her family may enjoy [***] furloughs back to Japan each year as long as [***] and JV shall bear any traveling fees incurred for round trip and the necessary accommodation fees.

(3)          Before the DNE’s return to Japan, if his/her son and/or daughter should come back to Japan to attend examinations held by a secondary school or by a school at a higher level, his/her son and/or daughter may return to Japan, accompanied by one guardian, upon the joint approval of the general manager and the deputy general manager.  JV shall bear any the traveling fee incurred for round trip.

(4)          For circumstances other than those mentioned above, the general manager and the deputy general manager may negotiate and determine rewards during furlough for DME.

Article 12.            Medical Care

(1)          JV shall be responsible for, at its expense, health examination conducted once a year for DME and his/her family.

(2)          JV shall promptly take measures to provide proper medical care, at its expense, for DME who is sick or injured during work.  DME may enjoy sick leave according to the doctor’s diagnosis.

(3)          JV shall offer assistance in language and the selection of doctors when the family of a DME is sick or injured.

(4)          JV shall bear any traveling fee incurred for round trip, if the family member of a DNIE sick or injured during work, after the permission of the general manager and the’ deputy general manager, comes back to Japan for medical treatment in accordance with the doctor’s advice.

(5)          JV shall bear the following fees, when the wife of a DME who stays in PRC for more than one year gets childbirth.

              •    Normal childbirth: 70% of hospitalization and medical treatment

              •    Abnormal childbirth: 90% of hospitalization and medical treatment

Article 13.            Other Welfare

JV shall reimburse DNIE and his/her family the following fees:

(1)          Allowance for Arrival

DME and his/her family who are supposed to work in JV in PRC for more than one year may enjoy the following allowances when they arrive in PRC.

                [***]

(2)          Allowances for Return to Japan

The DME and his/her family who have worked in JV in PRC for more than one year may enjoy the following allowances when they return to Japan for work.

[***]

(3)          Delivery charges for Personal Belongings

JV shall bear delivery charges for personal belongings in accordance with the following items when the DME and his/her family return to Japan.

[***]

Article 14.            Other Expenses

(1)          MATSUSHITA shall bear the air fare from Japan to PRC for DME and his/her family’s coming to PRC while JV shall bear the air fare from PRC to Japan for their return to Japan.

(2)          JV shall make effort to assist DME and his/her family in applying for the entry & exit procedure, residency procedure and in movement of personal belongings.  JV shall bear airport construction charges.

(3)          Membership Fees for Japanese.

Both parties understand that he Japanese club is an organization established for promotion of friendship and assistance among Japanese residing outside Japan.  If a DME wishes to join in the club, JV shall bear the membership fee for legal person while the individual DIVE shall bear his/her personal membership fee.

(4)          Local social insurance

If such social insurance as health insurance is available in PRC, Party A shall effect, at its own cost, health insurance for DME with the permission of the general manager and the deputy general manager.

Article 15.            Modification

This Agreement after consultation may be modified with the consent of Parties hereto in writing.

Article 16.            Effectiveness

This Agreement is valid until the Joint Venture Contract is expired or terminated.

Article 17.            Miscellaneous

This Agreement is made in Chinese and English with three copies, each Party retaining one copy.  Both Chinese and English versions are equally authentic.

IN WITNESS WHEREOF, the Parties hereto cause their authorized representatives to execute this Agreement on the date first above written.

Universal Communication Technology (Hangzhou) Company Limited.

Name:
Position:

Matsushita Electric Industrial Co., Ltd.

Name:
Position:

Matsushita Communication Industrial Co., Ltd.

Name:
Position:

ARTICLES OF ASSOCIATION

OF

UNIVERSAL COMMUNICATION
TECHNOLOGY (HANGZHOU COMPANY)
LIMITED

Table of Contents

CHAPTER 1	GENERAL PROVISIONS
CHAPTER 2	PURPOSE, SCOPE AND SCALE OF BUSINESS
CHAPTER 3	TOTAL AMOUNT OF INVESTMENT AND THE REGISTERED CAPITAL
CHAPTER 4	BOARD OF DIRECTORS
CHAPTER 5	MANAGEMENT OFFICE
CHAPTER 6	FINANCIAL AFFAIRS AND AUDITING
CHAPTER 7	TAXATION
CHAPTER 8	PROFIT DISTRIBUTION
CHAPTER 9	EMPLOYEES AND LABOR MANAGEMENT
CHAPTER 10	TRADE UNION
CHAPTER 11.	INSURANCE
CHAPTER 12.	TERM, TERMINATION, DISSOLUTION AND LIQUIDATION
CHAPTER 13	RULES AND REGULATIONS
CHAPTER 14	APPLICABLE LAW
CHAPTER 15	SETTLEMENT OF DISPUTES
CHAPTER 16	MISCELLANEOUS

Articles of Association

Chapter 1              General Provisions

These Articles of Association are made on the fifth day of July in 2002 in Yokohama, Japan, in accordance with the Law of the People’s Republic of China on Sino-Foreign Equity Joint Ventures (the “Joint Venture Law”), the Regulations for the Implementation of the Law of the People’s Republic of China on Sino-Foreign Equity Joint Ventures (the “Joint Venture Regulations”) and other relevant officially published laws and regulations, and the provisions of the Joint Venture Contact on the Establishment of UNIVERSAL COMMUNICATION TECHNOLOGY (HANGZHOU) COMPANY LIMITED (hereinafter referred to as the “Company”) made on the fifth day of July in 2002 in Yokohama, Japan, among UTStarcom Telcom Co., Ltd. (hereinafter referred to as “Party A” or “UTS”), and Matsushita Electric Industrial Co., Ltd. (hereinafter referred to as “Party B” or “MEI”), and Matsushita Communication Industrial Co., Ltd. (hereinafter referred to as “Party C” or “MCI”).

MEI, MCI and UTS hereunder are collectively called “Parties” and each a “Party”.  The Joint Venture Contract on the Establishment of UNIVERSAL COMMUNICATION (HANGZHOU) TECHNOLOGY COMPANY LIMITED are called “JVC Contract”.

Unless a provision of these Articles of Associations otherwise provides, terms defined in the JVC Contract shall have the same meanings when used herein.

Article 1

The name of the Company shall be Universal Communication Technology (Hangzhou) Company Limited in English and [Chinese Characters] in Chinese.  The legal address of the Company shall be 3 Yile Industrial Park, 129# Wen Yi Road, Hangzhou,, China.

Article 2

The names and addresses of the investors of COMPANY areas follows:

(1) UTStarcom Telecom Co., Ltd., registered in Hangzhou, People’s Republic of China, with its legal address at 2,3 Yile Industrial Park, 129# Wen Yi Road, Hangzhou, China

Legal representative:	Name: Ying Wu
Position: Chairman
Nationality: Chinese

(2)Matsushita Electric Industrial Co., Ltd., registered in 1006 Kadoma, Kadoma-shi, Osaka 571-8501, Japan.

Legal representative:	Name:Kunio Nakamura
Position:President
Nationality:Japanese

(3)Matsushita Communication Industrial Co., Ltd., registered in 4-3-1 Tsunashima-higashi, Kohoku-Ku, Yokohama, 223-8939, Japan.

Legal representative:	Name:Yasuo Katsura
Position:President
Nationality:Japanese

Article 3

The Company shall be a limited liability company.  The liability of each party to the Company shall be limited to the amount subscribed and paid into the registered capital (as defined in Article 8).

Article 4

The Company is a Chinese corporation and is subject to the jurisdiction and protection of Chinese law.  Any and all activities engaged in by the Company shall comply with the laws, rules and regulations of China.

Chapter 2              Purpose, Scope and Scale of Business

Article 5

The purpose of establishment of the Company is to cause the Company to engage in the business described in Article 6 hereof on the principles of maximizing the profit.

Article 6

The business scope of the Company shall be design and development, manufacturing, sales, repair service of communication products such as [***].

Chapter 3              Total Amount of Investment and the Registered Capital

Article 7

The total amount of investment of the Company shall be  [***].

Article 8

The registered capital of the Company shall be [***].

Party A’s contribution to the registered capital of the Company shall be RMB in cash which is equivalent to [***] which accounts for [***] of the total registered capital of the Company.

Party B’s contribution to the registered capital of the Company shall be [***] in cash, which accounts for [***] of the total registered capital of the Company:

Party C’s contribution to the registered capital of the Company shall be [***] in cash, which accounts for [***] of the total registered capital of the Company:

Article 9

The Parties hereto shall respectively make all of their contributions to the registered capital of the Company within [***] following the issuance of the business license of the Company.

Article 10

After the parties have made their respective contributions in accordance with the foregoing provision, the Company shall, on the basis of a capital contribution verification report issued by an accounting firm registered in the PRC and retained by the Company, issue an investment certificate to each Party.  Such investment certificate shall specify the name of the Company, the date of the establishment of the Company, the name of the Party and the capital investment contributed thereby, the dates of each contribution, and the date of the investment certificate.

Article 11

The balance between the total amount of investment and registered capital of the Company may, pursuant to the decision of the Board of Directors in accordance with the business needs of the Company, be raised by the Company through loans from domestic and/or foreign financial institutions.

Article 12

The Company may increase and reduce its registered capital subject to any necessary approval of the examination and approval authority.  In case of any increase of the registered capital, each Party shall have the right to subscribe to the amount of such additional capital in accordance with its respective proportional equity interest at the time.  If any Party does not subscribe to the amount of additional capital in accordance with its proportional equity interest at the time, the other Party may subscribe to it, in which event appropriate adjustments shall be made to the ratio of the equity interest of the Parties.

Article 13

13.1                           Except for transfer of any part of its equity interest from Party C to Party B, no party may transfer, sell, assign, give or otherwise dispose of all or any part of its equity interest in the Company without the express prior written consent of the other Party, the approval of the Board of Directors, and the approval of the original examination and approval authority.  In the event a Party intends to assign and transfer all or part of its investment to any of its affiliated companies affiliates, however, the other Parties shall grant their consent.

13.2                           When one Party to the Company assigns, or transfers all or part of its equity interest (hereinafter referred to as “Proposing Party”), the other Parties shall have pre-emptive right to purchase such equity interest.  If such pre-emptive right is not exercised within the [***] period, the Proposing Party shall have the right, exercisable after the expiry of the [***] period or the receipt of the offer to purchase portion of the equity interest from the other Parties as the case may be, to transfer the equity interest to the third party at the price, determined based on the latest audited financial statements and on terms and conditions not more favorable to such third party than those proposed by the Proposing Party for the exercise of pre-emptive rights.

13.3                           Upon any transfer by a Party of all or any part of its equity interest in the Company, the transferring Party shall surrender to the Company for cancellation its investment certificates issued by the Company, and the Company shall issue a new investment certificate to the transferee, if necessary.

13.4                           After the approval of the original examination and approval authority of any increase or reduction of the registered capital of the Company or of any transfer of any Party’s interest in the Company, procedures for registration shall be handled by the Company with the relevant department of administration for industry and commerce.

Chapter 4              Board of Directors

Article 14

The Board of Directors is established for the Company which represents the supreme authority thereof.  The date of issuance of the Company business license shall be the date of the establishment of the Board of Directors of the Company.

Article 15

The Board of Directors shall be composed of [***] members including the chairman, of which [***] shall be appointed by Party A, [***] shall be appointed by Party B and the other [***] by Party C.  The chairman of the Board of Directors (hereinafter referred to as “Chairman”) shall be appointed by [***].

Article 16

The term of office for the directors and the Chairman shall be [***] years; the term of office for the directors may be renewed by the appointing Party.  Each Party may, by giving [***] of prior written notice to the other Parties, remove at any time any director whom it has appointed.  If a director is removed during his term of office, the director succeeding him shall serve for the remaining term of office of such former director.

Article 17

The Chairman shall be the legal representative of the Company.  Should the chairman be unable to perform his responsibilities for any reasons, he/she may authorize any other director to represent the Company temporarily.

Article 18

18.1                           The Board of Directors shall be the highest authority of the Company and shall have the right to make decisions on all major and important matters of the Company.

18.2                           Resolutions involving the following matters shall require the unanimous approval of the directors present, including any proxies at a duly convened meeting of Board of Directors:

i.                  any amendment or modification of the Articles of Association.

ii.               increase, assignment or deduction of registered capital and the adjustment of each Party’s contribution to the registered capital’s ratio.

iii.            merger of the Company with any other economic organization.

iv.           termination, dissolution or liquidation of the Company.

Resolutions involving the following matters shall require an affirmative vote of at least four fifths (4/5) of the directors present, including any proxies at a duly convened meeting of Board of Directors:

i.                  issuance of any guarantees for the payment obligations of any person or entity or the making of any other financing arrangements.

ii.	approval of an individual loan transaction or aggregate loan transactions on behalf of the Company.

iii.	approval of capital expenditures or capital commitments with a value exceeding [***].

iv.

assignment, transfer, sale, lease or other disposition of any business or assets of the Company with a value exceeding [***] or the taking over or acquisition of any business or assets of any other person or entity with a value exceeding [***].

v.

mortgage, pledge or granting of a security interest or other types of liens in any building, factory, office space or other fixed assets or capital equipment of the Company with a value exceeding [***].

vi.	addition of items to or change of the scope of business of the Company.

vii.	establishment of any subsidiaries or related legal persons, including but not limited to representative offices, branch offices and/or subsidiaries.

viii.	reorganization of the management organization of the Company.

ix.	appointment, suspension and dismissal of the general manager, deputy general manager, chief financial officer as well as his/her scope of authority.

x.	formulation of annual operating plan and marketing policies of the Company.

xi.	formulation of pricing policy for Products

xii.	distribution of profits of the Company

xiii.	execution of any contracts with a performance term of greater than [***] or involving individually or in the aggregate more than [***].

xiv.	licensing of technology or know-how to or from any third party.

xv.	approval of remuneration and benefits of the general manager, deputy general manager, and chief financial officer.

xvi.	approval of the annual business plan and annual budget of the Company.

xvii.	approval of the annual auditing report of the Company.

xviii.	approval of any insurance to be carried by the Company

xix.	determination of the Company’s employment plans, employee salary plans, pensions, fringe benefits and bonus plan.

xx.           contribution, use or expenditure of the general reserve fund, the bonus and welfare fund and the enterprise expansion fund to be established under the PRC laws.

xxi.        establishment or change of the accounting system of the Company, or appointment or dismissal of Company independent financial accountants or legal counsel.

xxii.     other matters submitted to the Board of Directors

Article 19

19.1                           The Board of Directors shall meet at least once each year.  The First meeting of Board of Directors shall be held within thirty (30) days from the date of the issuance of the business license of the Company.  The Chairman shall set the agenda of meetings of the Board of Directors and shall be responsible for convening and presiding over meetings of the Board of Directors.

19.2                           The Chairman shall call an interim meeting of the Board of Directors under a request of at least two (2) directors specifying the matters to be discussed, and shall notify all directors in writing of the agenda.

19.3                           The Chairman shall notify each director in writing of the time, date, place and agenda of any meeting of the Board of Directors thirty (30) days prior to a regular meeting and twenty (20) days prior to a special or interim meeting.  However, upon the request of at least three fifths (3/5) of all the directors, any special or interim meeting of the Board of Directors may be held without going through such advance notification procedure, but reasonable time and writing notice shall be given to all the directors for their attending.

19.4                           Unless otherwise agreed to by the Board of Directors, all meetings of the Board of Directors shall be held at the Company’s legal address.

19.5                           Meetings of the Board of Directors may be held by telephone or other electronic audio means such that all persons participating in the meeting are able to hear, be heard and communicate with each other at all times, and participation by a director or his proxy in a meeting by such means shall constitute presence of such director or his proxy in person at the meeting.

19.6                           Any action to be taken at any meeting of the Board of Directors may be taken without a meeting of Board of Directors if all directors consent to such action in writing, and such written consent shall be filed in the minute book.

19.7                           If the Chairman gets sick or injured and becomes unable to preside over regular meeting of Board of Directors, another director specifically authorized by the Chairman shall call upon the aforesaid meeting and take over the rights and powers of the Chairman.

19.8                           Any director who is unable to attend a meeting of the Board of Directors for any reason may appoint a proxy in writing, the proxy may be a director or not, to attend and vote on his/her behalf.  The proxy shall have the same rights and powers as the director who entrusted him.

19.9                           Majority of the Board of Directors shall be present in person or by proxy at any meetings of the Board of Directors to form a quorum.

19.10                     Detailed minutes shall be made for each meeting of the Board of Directors and be signed by all directors and proxies present at the meeting.  The minutes shall be written in both Chinese and English, but only the English text shall be authentic and have legal force.  Minutes shall be kept by the Company during its term of existence and be made freely available to all directors and each Party at any time.

19.11                     The traveling expenses, accommodation and other costs and expenses directly incurred by a director or a proxy in performing its duties as a director of the Company shall be borne by the Company.

19.12                     Meetings of the Board of Directors shall proceed in accordance with the agenda determined pursuant to the provisions herein, and each matter on the agenda shall be discussed appropriately and, if necessary, put to a decision by way of resolutions.  Any resolutions made at a meeting conducted by telephone or other means of communication shall be confirmed in writing by all the persons participating in the meeting no later than seven (7) days after the meeting and filed in the minute books of the Company.

19.13                     All information discussed at meetings of the Board of Directors shall be treated as confidential and shall not be disclosed to any third party without the approval of the Board of Directors, unless otherwise required by law.

Chapter 5              Business Management Organization

Article 20

The Company shall establish a management office under the Board of Directors to be responsible for the daily operation and management of the Company.  The management office shall have one (1) general manager and one (1) deputy general manager.  The general manager shall be nominated by Party A and appointed by the Board of Directors, while the deputy general manager shall be nominated by Party C and appointed by the Board of Directors.  The deputy general manager shall assist the general manager in the daily operation and management of the Company, and the general manager and deputy general manager shall jointly organize and lead the daily operation and the management of the Company.  The Company may set up various departments to be responsible for such matters as technology, manufacturing, finance, customer services, and administration.

Article 21

The management office shall directly report to the Board of Directors, shall carry out the decisions of the Board of Directors, and shall organize and lead the daily operation and management of the Company.  The specific rights and powers of the management office are prescribed below:

(a)                                  implement JVC Contract and its appendixes, the Articles of Association and the resolutions made by the Board of Directors.

(b)                                 formulate the annual operating plan and submit to the Board of Directors for review and approval,

(c)                                  organize and manage the daily operation of the Company.

(d)                                 submit regularly to the Board of Directors written reports on the revenue and expenses of the Company.

(e)                                  formulate and implement the rules and regulations on the operation and management of the Company.

(f)                                    appoint and dismiss the department managers

(g)                                 determine the specific duties and responsibilities of the deputy general manager and the department managers.

(h)                                 determine the employment and dismissal of employees other than those to be determined by the Board of Directors, the policies regarding rewards and punishment, promotion and salaries of employees and personnel training programs.

(i)                                     approve capital expenditures or capital commitments or such commitment in the aggregate of less than [***] in any fiscal year.

(j)                                     formulation of marketing policies of the Company subject to approval of the Board of Directors;

(k)                                  establishment of policies and procedures for the management of the Company and change of the structure of the management organization of the Company subject to approval of the Board of Directors

(l)                                     formulation of the Company’s employment plans, employee salary plans, pensions, fringe benefits, and bonus plans subject to approval of the Board of Directors

(m)                               Formulation of contribution, use or expenditure of the general reserve fund, the bonus and welfare fund and the enterprise expansion fund to be established under PRC law, subject to approval of the Board of Directors

(n)                                 approval of any insurance to be carried by the Company, subject to approval of the Board of Directors

(o)                                 refer matters of importance to the Company to the Board of Directors for its consideration.

(p)                                 handle other matters within the scope of authorization granted by the Board of Directors.

Article 22

The term of office of the general manager and the deputy general managers shall be [***], and their term of office may be renewed by the Board of Directors if they are continuously nominated and recommended by the nominating and recommending Party.

Chapter 6              Financial Affairs and Auditing

Article 23

The Company shall establish a financial and accounting system in accordance with PRC laws and the JVC Contract.  Such financial and accounting system and any major changes thereof shall be subject to the approval of the Board of Directors.

Article 24

The fiscal year of the Company shall coincide with the calendar year, i.e. from January 1 to December 31 of each year.  The first fiscal year shall begin from the date of the establishment of the Company and end on December 31 of that year and the last fiscal year shall end on the date of the dissolution of the Company.

Article 25

The accounting of the Company shall be subject to the International Uniform Regime of Rights and Liabilities and the International Uniform Accounting System of Debit and Credit.  All accounting records, vouches, books and statements of the Company shall be made and kept in both Chinese and English.  All financial statements and reports of the Company shall be made and kept in both Chinese and English.

Article 26

The Company shall have its account denominated in RMB, but may, if necessary, also adopt US Dollars or other foreign currencies as supplementary bookkeeping currencies.  Where RMB is converted to other currencies, the conversion coefficient [***].

Article 27

Allocations for reserve funds and enterprise expansion funds of the Company and bonuses and welfare funds for staff and workers shall be set aside in accordance with applicable laws.  The annual proportion of allocations shall be decided by the Board of Directors according to the financial conditions of the Company and applicable PRC laws.  The target annual proportion of allocations shall be [***], subject to change of after-tax profits as determined in Article 32.1

Article 28

The Company shall open RMB and foreign currency accounts with banks registered in China in accordance with PRC laws.  The foreign exchange matters of the Company shall be handled in accordance with the provisions of the PRC foreign exchange laws.

Article 29

The Company shall pay the reasonable costs of preparing regular financial statements as may be needed by Party A, Party B or Party C.

Chapter 7              Taxation

Article 30

(1)                                  The Company shall pay taxes in accordance with the laws and regulations of the PRC in relation to taxes of foreign investment enterprise.

(2)                                  The parties shall apply to obtain the benefits for the Company, the parties hereto and all of their personnel, for all of the applicable tax exemptions, reductions, privileges and preferences which are now or in the future become obtainable under the laws and regulations of the PRC and under any applicable treaties or international agreements to which the PRC may now be or may hereafter become a party.

Article 31

The employees of the Company shall pay individual income tax in accordance with the Individual Income Tax Law of the PRC.  Party A and the Company shall assist the members of the

Management Office and employees dispatched to the Company by Party B or Party C in relation to the procedure for payment of individual income tax.

Chapter 8              Profit Distribution

Article 32

The Company shall distribute profits to the Parties as follows:

32.1                           Within [***] from the end of each fiscal year, the Board of Directors shall determine the amount of after-tax profit of the Company to be reserved for production and operation and the amount of profits to be distributed to the Parties [***].  Distribution of profits to the Parties B and C shall be made in Japanese Yen.

32.2                           Losses from previous years must be made up before any profits from the current year are distributed to the Parties.  The undistributed profits of the past year(s) may be distributed together with this year’s profits.

Chapter 9              Employees and Labor Management

Article 33

The recruitment and employment of employees of the Company shall be made in accordance with the provisions of the Contract and the guidelines adopted by the Board of Directors and based on the merits of the candidates and shall be supervised and approved by the general manager subject to the consultation of the deputy general manager.  However, the Company shall accept employees dispatched by Party A, Party B or Party C as long as necessary for the purpose of the JVC Contract in accordance with Personnel Assignment Agreement attached hereto as Appendix IV.  Dispatched employees from Party A, Party B and Party C (except the general manager, the deputy general manager, chief financial officer and deputy department manager of design and development department ) shall be decided by the general manager based on business needs.

Article 34

The Company shall sign labor contracts with its employees, which contracts shall cover dismissal and resignation, wages, insurance, welfare benefits, rewards, disciplines, penalties and other matters, in accordance with applicable PRC laws

Article 35

35.1                           Without the consent of the general manager subject to the consultation of the deputy general manager, no employees of the Company except those dispatched by either Party B or Party C, shall maintain any employment relationship, whether contractual or otherwise, with any third party during their employment with the Company.  In the event any such employee is found to be maintaining an employment relationship with any third party, the Company shall have the right to terminate the employment of such employee at any time without any liability.

35.2                           All personnel of the Company shall be subject to confidentiality obligations concerning information obtained from the Company and all the Parties and shall be strictly forbidden from disclosing any of such information to any third party without the prior authorization and approval of the general manager and the deputy general manager.

Chapter 10            Trade Union

Article 36

The PRC employees of the Company shall have the right to establish a trade union and to participate in the activities of such trade union in accordance with the Trade Union Law of the People’s Republic of China, Articles of Association of Chinese Trade Union and other relevant regulations applicable to foreign investment enterprises.

Article 37

The trade union established pursuant to Article 34 hereof has the right to represent the interests of the employees in signing labor contracts with the Company and to supervise the execution of labor contracts.  It shall also have the right to protect the legal rights and material benefits of the employees of the Company.  The trade union will assist the mediation of disputes arising between the Company and the employees thereof, and may negotiate such disputes with the Company if entrusted by the relevant employee.

Chapter 11.           Insurance

Article 38

Insurance of the Company against all risks shall be from the insurance companies registered within China.  The cover, amount, period, etc of the insurance shall be proposed by the general manager and the deputy general manager in accordance with the needs of the Company, subject to approval by the Board of Directors.

Chapter 12.           Term, Termination, Dissolution and Liquidation

Article 39

The duration of the Company shall be [***] commencing from the date on which the business license of the Company is issued.  An application for the extension of duration, proposed by one Party and unanimously approved by the Board of Directors, shall be submitted to the examination and approval authority six months prior to the expiration date of the term of the Company.

Article 40

40.1                           The Company shall be dissolved and the JVC Contract shall be terminated in case any of the following situations or accidents occurs:

(1)                                  the term of JVC Contract expires and is not extended.

(2)                                  any Party delays to perform its obligations to contribute in full its subscription of the registered capital pursuant to JVC Contract and fails to perform the said obligations within [***] commencing from the date specified in the JVC Contract.

(3)                                  the Company does not generate, as reported by its audited financial statements, a net profit for [***], after consultation, the Parties fail to agree on how to improve satisfactorily the financial situation of the Company.

(4)                                  due to an event of force majeure as stipulated herein, the Company is unable to continue to carry out operations for [***] from the day the event of force majeure occurs and the Parties fail to agree on how to improve the situation.

(5)                                  the Company is ordered to close in accordance with PRC laws because of serious violations of PRC laws.

(6)                                  the operation and business as approved by the relevant departments of Chinese government are prohibited or significantly restricted by any government authority.

40.2                           In the event any of the conditions set forth in (ii) above occurs, any non-breaching Party shall have the right to unilaterally apply to the examination and approval authority to terminate the JVC Contract and dissolve the Company.

40.3                           In the event any of the conditions set forth in any of (iii) through (vi) above occurs, either Party shall have the right to notify the other Parties in writing and request that the JVC Contract be terminated and the Company be dissolved.  Upon such request, the Board of Directors shall within thirty (30) days of such written request, adopt resolutions for such termination, and the Company shall apply to the relevant PRC authorities for approval of such termination and dissolution.  Each Party shall cause the directors it has appointed to vote in favor of such termination resolutions.

40.4                           In case of termination of the JVC Contract, the following appendixes shall terminate forthwith.

Appendix I: Technical License Agreement by MCI

Appendix II: Technical License Agreement by UTS

Appendix III: Equipment Purchase Agreement

Appendix IV: Personnel Assignment Agreement

Chapter  13           Rules and Regulations

Article 41

The rules and regulations made by the Board of Directors and Management Office include:

(a)                                  Business administration regulations, including those in respect of the functions and powers of all sub-sections and the work procedures;

(b)                                 Employees regulations;

(c)                                  Manpower and payment regulations;

(d)                                 Employees’ attendance, promotion, reward, and punishment regulations;

(e)                                  Employees’ welfare regulations;

(f)                                    Finance rules;

(g)                                 Liquidation procedures where the COMPANY dissolves;

(h)                                 Other rules and regulations where necessary.

Chapter 14            Applicable Law

Article 42

The conclusion, validity, interpretation and implementation of these Articles of Association and resolution of disputes thereunder shall be governed by the laws of the PRC.

Chapter 15            Settlement of Disputes

Article 43

43.1                           In the event a dispute arises in connection with the interpretation or implementation of these Articles, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations.

43.2                           If the dispute is not resolved through friendly consultations within sixty (60) days after the commencement of discussions, or such longer period as the Parties agree in writing at that time, then notwithstanding any other provision of these Articles, any Party may submit the dispute for arbitration.

43.3                           Any disputes initiated by Party A, arising out of or in connection with these Articles, shall be finally settled by an arbitration in Tokyo, Japan by the Japan Commercial Arbitration Association (“JCAA”) in accordance with JCAA’s arbitration rules in effect at the time of arbitration.  Any disputes initiated by Party B or Party C, arising out of or in connection with these Articles shall be finally settled by an arbitration in Shanghai, PRC by the China International Economic and Trade Arbitration Commission (“CIETAC”) in accordance with CIETAC’s arbitration rules in effect at the time of arbitration.  The award rendered by the arbitrators shall be final and binding upon the Parties.  The Parties hereto agree to honor such award.  Any competent court may enforce such award.  All arbitration costs, including costs for the enforcement of any arbitration award, shall be borne by the losing Party.

43.4                           The Parties agree that during the arbitration proceedings, they shall continue to observe and perform these Articles except for the provisions subject to or involved in arbitration.

Chapter 16            Miscellaneous

Article 44

Any modification of these Articles of Association shall be adopted by the Board of Directors by unanimous consent of the directors present including any proxies, at the meeting, and shall be reported to and ratified by the original Approval Authority.

Article 45

These Articles of Association have been concluded by execution of six original copies each in Chinese and English.  Both of the language versions shall be equally authentic.

Article 46

These Articles of Association shall not take effect unless they win the approval of the Approval Authority.

Article 47

In case of any inconsistency or conflict between any of the provisions of these Articles of Association and the provisions of the JVC Contract, the provisions of the JVC Contract shall prevail.

Article 48

Unless otherwise agreed by the parties the Company shall bear all the costs incurred in connection with these Articles of Association and all the costs of the business license application.

These Articles of Association are signed in the Chinese language in six (6) originals and in English language in six (6) originals by the legal or authorized representatives of the parties on the date first set forth above.

UTStarcom Telecom Co., Ltd.

By:	/s/ Johnny Chou
Name: Johnny Chou
Position: General Manager

		Witnessed by:	/s/ Hong Liang Lu
Name: Hong Liang Lu
Position: President & CEO
UTStarcom, Inc.

Matsushita Communication Industrial Co., Ltd.

By:	/s/ Yukio Shohtoku
Name: Yukio Shohtoku
Position: Managing Director

Matsushita Communication Industrial Co., Ltd.

By:	/s/ Yasuo Katsura
Name. Yasuo Katsura
Position: President